UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number              811-07458

                                 Tweedy, Browne Fund Inc.

(Exact name of registrant as specified in charter)

One Station Place, 5th Floor

                              Stamford, CT   06902

(Address of principal executive offices) (Zip code)

Elise M. Dolan

Tweedy, Browne Company LLC

One Station Place, 5th Floor

                                      Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:  203-703-0600

Date of fiscal year end:  March 31

Date of reporting period: September 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Tweedy, Browne Fund INC.

Semi-Annual Report

TWEEDY, BROWNE INTERNATIONAL VALUE FUND (TBGVX)
TWEEDY, BROWNE INTERNATIONAL VALUE FUND II – CURRENCY UNHEDGED (TBCUX)
TWEEDY, BROWNE VALUE FUND (TWEBX)
TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND (TBHDX)

September 30, 2022

Tweedy, Browne International Value Fund

Tweedy, Browne International Value Fund II – Currency Unhedged

Tweedy, Browne Value Fund

Tweedy, Browne Worldwide High Dividend Yield Value Fund

SEMI-ANNUAL REPORT

September 30, 2022

Expense Information (Unaudited)

A shareholder of the International Value Fund, International Value Fund II – Currency Unhedged, Value Fund or Worldwide High Dividend Yield Value Fund (collectively, the “Funds”) incurs ongoing costs, including management fees and other Fund expenses. The Example below is intended to help a shareholder understand the ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 1, 2022 to September 30, 2022.

Actual Expenses. The first part of the table presented below, under the heading “Actual Expenses,” provides information about actual account values and actual expenses. The information in this line may be used with the amount a shareholder invested to estimate the expenses that were paid by the shareholder over the period. Simply divide the shareholder’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Hypothetical Example for Comparison Purposes. The second part of the table presented below, under the heading “Hypothetical Expenses,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by the shareholder of the Funds for the period. This information may be used to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight a shareholder’s ongoing costs only. There are no transactional expenses associated with the purchase and sale of shares charged by any of the Funds, such as commissions, sales loads and/or redemption fees. Other mutual funds may have such transactional charges. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help a shareholder determine the relative total costs of owning different funds.

	Actual Expenses			Hypothetical Expenses (5% Return before Expenses)

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Expenses Paid During Period* 4/1/22 – 9/30/22	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Expenses Paid During Period* 4/1/22 – 9/30/22	Annualized Expense Ratio
International Value Fund	$1,000.00	$868.50	$6.51	$1,000.00	$1,018.10	$7.03	1.39%
International Value Fund II – Currency Unhedged	$1,000.00	$817.30	$6.33	$1,000.00	$1,018.10	$7.03	1.39%
Value Fund	$1,000.00	$853.90	$6.46	$1,000.00	$1,018.10	$7.03	1.39%
Worldwide High Dividend Yield Value Fund	$1,000.00	$802.30	$6.28	$1,000.00	$1,018.10	$7.03	1.39%

*

Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (183), divided by 365 (to reflect the one-half year period).

Tweedy, Browne International Value Fund

Portfolio of Investments

September 30, 2022 (Unaudited)

Shares		Value*

COMMON STOCKS—90.1%

	Belgium—0.7%
916,013	Fagron NV	$11,248,958
552,008	KBC Group NV	26,184,289

		37,433,247

	Canada—1.9%
251,390	Lassonde Industries, Inc., Class A(a) .	19,892,751
1,124,700	National Bank of Canada	70,868,255
386,105	Winpak, Ltd.	12,625,231

		103,386,237

	China—6.6%
13,116,580	Alibaba Group Holding, Ltd.(b)	130,890,627
4,349,576	Baidu, Inc., Class A(b)	64,028,946
41,516,695	Dali Foods Group Co., Ltd	17,877,983
3,734,350	Haitian International Holdings, Ltd	7,066,622
6,463,000	Shanghai Mechanical and Electrical Industry Co., Ltd., Class B	6,567,688
2,860,800	Tencent Holdings, Ltd.	96,624,216
15,974,780	Uni-President China Holdings, Ltd.	13,385,038
22,047,485	WH Group, Ltd.	13,866,082

		350,307,202

	Czech Republic—0.0%(c)
2,800	Philip Morris CR a.s.	1,835,041

	Finland—0.5%
2,365,373	Kemira Oyj	26,199,335

	France—8.6%
2,169,577	Rubis SCA	45,130,886
1,647,635	Safran SA	149,856,720
4,440,028	SCOR SE	64,164,982
1,527,083	Tarkett SA(b)	18,520,565
3,831,330	TotalEnergies SE	179,671,891

		457,345,044

	Germany—6.4%
1,681,804	Deutsche Post AG, Registered	50,668,306
1,876,215	Fresenius SE & Co., KGaA	39,975,582
1,682,955	Henkel AG & Co., KGaA	95,339,533
792,204	Krones AG	69,590,987
42,354	KSB SE & Co., KGaA	14,522,234
254,527	Muenchener Rueckversicherungs AG, Registered	61,244,904
65,633	Rheinmetall AG	10,101,221

		341,442,767

	Hong Kong—1.5%
7,421,500	CK Hutchison Holdings, Ltd.	40,863,323
26,265,000	Emperor Entertainment Hotel, Ltd.	1,646,836
5,542,142	Great Eagle Holdings, Ltd.	10,339,846
12,955,508	Hang Lung Group, Ltd.	20,913,820
59,000	Miramar Hotel & Investment	90,208
10,820,000	TAI Cheung Holdings, Ltd.	5,527,230

		79,381,263

Shares		Value*

	Italy—1.7%
817,650	Buzzi Unicem SpA	$11,561,815
2,660,248	Iveco Group NV(b)	12,539,618
4,365,000	SOL SpA	66,957,417

		91,058,850

	Japan—2.7%
93,500	ADEKA Corp.	1,395,868
1,001,300	Fuji Seal International, Inc.	10,602,565
57,600	Konishi Co., Ltd.	619,154
3,363,180	Kuraray Co., Ltd.	23,510,298
1,368,360	Nabtesco Corp.	27,988,997
820,800	NGK Spark Plug Co., Ltd.	14,555,839
578,745	Nifco, Inc.	12,093,717
470	Nihon Kohden Corp.	9,984
164,400	Nippon Kanzai Co., Ltd.	2,873,656
104,825	Okamoto Industries, Inc.	2,574,528
193,700	Shizuoka Gas Co., Ltd.	1,323,946
1,284,760	Sumitomo Heavy Industries, Ltd.	23,793,383
271,950	Taikisha, Ltd.	6,052,181
580,020	Transcosmos, Inc.	15,060,265
164,305	YAMABIKO Corp.	1,257,786

		143,712,167

	Mexico—2.4%
1,533,895	Coca-Cola FEMSA SAB de CV, Sponsored ADR(d)	89,564,129
4,556,152	Industrias Bachoco SAB de CV, Class B	17,809,949
9,067,593	Megacable Holdings SAB de CV	18,295,275

		125,669,353

	Netherlands—2.8%
2,160,839	Heineken Holding NV	147,867,721

	Philippines—0.1%
22,609,020	Alliance Global Group, Inc.	3,169,673

	Singapore—5.6%
6,432,235	DBS Group Holdings, Ltd.	148,939,255
8,270,385	United Overseas Bank, Ltd.	149,938,956

		298,878,211

	South Korea—1.7%
160,642	Binggrae Co., Ltd.	4,416,215
97,800	Hyundai Mobis Co., Ltd.	12,909,944
131,339	Kangnam Jevisco Co., Ltd.	1,849,517
998,776	LG Corp.	51,231,913
360,632	LX Holdings Corp.(b)	2,070,560
557,685	Samsung Electronics Co., Ltd.	20,477,777

		92,955,926

	Sweden—4.1%
661,300	Autoliv, Inc.	44,062,419
9,470,920	Husqvarna AB, Class B	52,501,707
3,801,500	SKF AB, Class B	50,927,911
3,901,988	Trelleborg AB, Class B	73,205,474

		220,697,511

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund

Portfolio of Investments

September 30, 2022 (Unaudited)

Shares		Value*

	Switzerland—13.2%
142,761	Coltene Holding AG, Registered	$11,167,252
2,535,079	Nestlé SA, Registered	274,869,865
80	Neue Zuercher Zeitung AG(b)	564,897
805,437	Novartis AG, Registered	61,556,941
68,178	Phoenix Mecano AG(a)	20,968,113
539,210	Roche Holding AG	175,967,458
429,703	TX Group AG	52,575,481
262,041	Zurich Insurance Group AG	104,722,894

		702,392,901

	United Kingdom—15.8%
5,694,918	Babcock International Group plc(b)	17,581,555
16,699,941	BAE Systems plc	146,699,917
13,417,243	CNH Industrial NV	150,107,932
5,296,459	Diageo plc	222,896,730
2,500,000	GSK plc	36,098,686
2,500,000	Haleon plc(b)	7,793,169
1,550,855	Howden Joinery Group plc	8,661,978
5,273,360	Inchcape plc	39,921,006
15,698,026	Johnson Service Group plc(b)	13,748,417
17,304,144	Lookers plc	12,620,434
10,457,845	Tesco plc	23,996,132
1,178,920	Unilever plc	51,870,554
2,283,205	Unilever plc (Ordinary Shares)	100,301,230
16,292,379	Vertu Motors plc	7,607,353

		839,905,093

	United States—13.8%
1,509,760	Alphabet, Inc., Class A(b)	144,408,544
1,200,900	Alphabet, Inc., Class C(b)	115,466,535
418	Berkshire Hathaway, Inc., Class A(b) .	169,904,460
546,465	Cisco Systems, Inc	21,858,600
687,282	FMC Corp	72,645,708
1,819,506	Ionis Pharmaceuticals, Inc.(b)	80,476,750
787,517	Johnson & Johnson	128,648,777

		733,409,374

TOTAL COMMON STOCKS (Cost $3,431,094,931)		4,797,046,916

PREFERRED STOCKS—0.5%

	Chile—0.3%
11,044,000	Embotelladora Andina SA, Class A	16,751,587

	Croatia—0.2%
166,388	Adris Grupa DD	8,188,983

TOTAL PREFERRED STOCKS (Cost $35,290,988)		24,940,570

Shares		Value*

REGISTERED INVESTMENT COMPANY—2.2%
119,921,422	Dreyfus Treasury Securities Cash Management – Institutional Shares 2.46%(e) (Cost $119,921,422)	$119,921,422

Face Value

U.S. TREASURY BILL—1.9%
$100,000,000	1.161%(f) due 10/13/2022(d) (Cost $99,961,833)	99,961,833

INVESTMENTS IN SECURITIES (Cost $3,686,269,174)	94.7%	5,041,870,741

UNREALIZED APPRECIATION ON FORWARD CONTRACTS (Net)	4.9	259,752,746

OTHER ASSETS AND LIABILITIES (Net)	0.4	20,230,866

NET ASSETS	100.0%	$5,321,854,353

*	See Note 2 in Notes to Financial Statements.
(a)	“Affiliated company” as defined by the Investment Company Act of 1940. See Note 4.
(b)	Non-income producing security.
(c)	Amount represents less than 0.1% of net assets.
(d)	This position has been segregated to cover certain open forward contracts. At September 30, 2022, liquid assets totaling $189,525,962 have been segregated to cover such open forward contracts.
(e)	Rate disclosed is the 7-day yield at September 30, 2022
(f)	Rate represents annualized yield at date of purchase.

Abbreviations:
ADR	—	American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund

Sector Diversification

September 30, 2022 (Unaudited)

Sector Diversification	Percentage of Net Assets

COMMON STOCKS

Capital Goods	17.4%
Pharmaceuticals, Biotechnology & Life Sciences	9.1
Beverage	8.6
Software & Services	8.2
Insurance	7.5
Banks	7.4
Food	7.3
Household & Personal Products	4.8
Materials	4.3
Retailing	3.6
Energy	3.4
Automobiles & Components.	1.6
Media	1.3
Technology Hardware & Equipment	1.2
Health Care Equipment & Services	1.2
Transportation	1.0
Utilities	0.9
Real Estate	0.7
Commercial Services & Supplies	0.6
Tobacco	0.0	*
Consumer Services.	0.0	*

Total Common Stocks	90.1
Preferred Stocks	0.5
Registered Investment Company	2.2
U.S. Treasury Bill	1.9
Unrealized Appreciation on Forward Contracts	4.9
Other Assets and Liabilities (Net)	0.4

Net Assets	100.0%

* Amount represents less than 0.1% of net assets.

Portfolio Composition

September 30, 2022 (Unaudited)

Schedule of Forward Exchange Contracts

September 30, 2022 (Unaudited)

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 09/30/22*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO BUY(a)
300,000,000	Chinese Yuan	BNY	1/13/23	$46,483,522	$42,187,240	$(4,296,282)
50,000,000	European Union Euro	SSB	11/18/22	48,210,000	49,150,335	940,335
15,000,000	European Union Euro	SSB	11/25/22	14,469,990	14,752,538	282,548
110,000,000	Hong Kong Dollar	SSB	4/28/23	14,050,236	14,047,345	(2,891)
55,000,000	Philippine Peso	JPM	11/9/22	927,487	937,335	9,848
45,000,000	Swiss Franc	BNY	12/2/22	45,680,178	46,000,719	320,541

TOTAL				$169,821,413	$167,075,512	$(2,745,901)

FORWARD EXCHANGE CONTRACTS TO SELL(a)
24,000,000	Canadian Dollar	NTC	10/13/22	$(18,975,512)	$(17,465,899)	$1,509,613
57,000,000	Canadian Dollar	SSB	12/22/22	(44,468,196)	(41,500,641)	2,967,555
23,000,000	Canadian Dollar	NTC	3/23/23	(18,046,930)	(16,764,681)	1,282,249
28,000,000	Canadian Dollar	NTC	8/31/23	(21,634,485)	(20,451,604)	1,182,881
6,000,000,000	Chilean Peso	JPM	12/22/22	(6,727,966)	(6,165,068)	562,898
9,200,000,000	Chilean Peso	SSB	3/23/23	(10,828,625)	(9,282,766)	1,545,859
300,000,000	Chinese Yuan	BNY	1/13/23	(46,104,904)	(42,187,240)	3,917,664
400,000,000	Chinese Yuan	SSB	1/17/23	(61,285,024)	(56,258,039)	5,026,985
410,000,000	Chinese Yuan	JPM	1/20/23	(63,174,114)	(57,670,938)	5,503,176
840,000,000	Chinese Yuan	JPM	2/17/23	(129,874,146)	(118,278,540)	11,595,606
550,000,000	Chinese Yuan	JPM	8/31/23	(81,309,226)	(78,009,187)	3,300,039
50,000,000	European Union Euro	SSB	11/18/22	(58,458,750)	(49,150,335)	9,308,415
220,000,000	European Union Euro	SSB	11/25/22	(252,258,600)	(216,370,556)	35,888,044
100,000,000	European Union Euro	NTC	12/2/22	(113,220,000)	(98,406,962)	14,813,038
65,000,000	European Union Euro	SSB	12/2/22	(73,600,150)	(63,964,525)	9,635,625

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund

Schedule of Forward Exchange Contracts

September 30, 2022 (Unaudited)

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 09/30/22*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO SELL(a) (continued)
60,000,000	European Union Euro	SSB	4/12/23	$(66,982,800)	$(59,619,319)	$7,363,481
50,000,000	European Union Euro	BNY	5/15/23	(54,239,500)	(49,771,162)	4,468,338
50,000,000	European Union Euro	NTC	5/26/23	(53,785,750)	(49,800,697)	3,985,053
75,000,000	European Union Euro	BNY	5/30/23	(81,167,250)	(74,717,169)	6,450,081
75,000,000	European Union Euro	BNY	6/23/23	(80,244,750)	(74,814,054)	5,430,696
120,000,000	Great Britain Pound Sterling	JPM	7/17/23	(145,050,001)	(133,436,564)	11,613,437
75,000,000	Great Britain Pound Sterling	NTC	8/3/23	(90,948,375)	(83,350,631)	7,597,744
90,000,000	Great Britain Pound Sterling	NTC	8/14/23	(110,088,900)	(99,984,125)	10,104,775
75,000,000	Great Britain Pound Sterling	NTC	9/15/23	(86,133,750)	(83,231,427)	2,902,323
65,000,000	Great Britain Pound Sterling	JPM	10/2/23	(73,561,800)	(72,092,881)	1,468,919
310,000,000	Hong Kong Dollar	SSB	4/28/23	(39,687,112)	(39,587,973)	99,139
300,000,000	Hong Kong Dollar	NTC	5/4/23	(38,369,305)	(38,312,229)	57,076
50,000,000	Hong Kong Dollar	NTC	6/15/23	(6,407,258)	(6,386,874)	20,384
140,000,000	Hong Kong Dollar	BNY	8/31/23	(17,902,543)	(17,890,963)	11,580
1,100,000,000	Japanese Yen	JPM	5/19/23	(9,716,370)	(7,827,740)	1,888,630
5,800,000,000	Japanese Yen	JPM	8/10/23	(51,309,271)	(41,740,460)	9,568,811
4,500,000,000	Japanese Yen	JPM	9/1/23	(40,064,103)	(32,482,241)	7,581,862
3,000,000,000	Japanese Yen	BNY	9/22/23	(26,012,312)	(21,717,175)	4,295,137
3,200,000,000	Japanese Yen	SSB	12/11/23	(25,332,288)	(23,402,717)	1,929,571
500,000,000	Mexican Peso	BNY	4/5/23	(23,084,878)	(24,030,210)	(945,332)
215,000,000	Mexican Peso	NTC	4/12/23	(9,942,197)	(10,319,699)	(377,502)
220,000,000	Mexican Peso	BNY	5/15/23	(10,188,487)	(10,496,044)	(307,557)
100,000,000	Mexican Peso	JPM	6/2/23	(4,674,972)	(4,755,295)	(80,323)
260,000,000	Mexican Peso	NTC	8/31/23	(12,087,401)	(12,164,455)	(77,054)
176,000,000	Philippine Peso	JPM	11/9/22	(3,393,098)	(2,999,472)	393,626
80,000,000	Philippine Peso	SSB	3/23/23	(1,487,818)	(1,358,752)	129,066
70,000,000	Singapore Dollar	JPM	12/22/22	(51,289,566)	(48,840,873)	2,448,693
53,000,000	Singapore Dollar	SSB	1/12/23	(39,092,032)	(37,000,466)	2,091,566
60,000,000	Singapore Dollar	NTC	4/12/23	(44,301,695)	(42,005,283)	2,296,412
25,000,000	Singapore Dollar	JPM	5/26/23	(18,133,682)	(17,526,552)	607,130
85,000,000	Singapore Dollar	SSB	6/23/23	(61,545,145)	(59,643,084)	1,902,061
50,000,000	Singapore Dollar	JPM	7/7/23	(36,287,105)	(35,099,719)	1,187,386
63,500,000	Singapore Dollar	NTC	8/18/23	(46,639,736)	(44,636,002)	2,003,734
60,000,000,000	South Korean Won	SSB	3/20/23	(49,023,613)	(42,299,163)	6,724,450
47,000,000,000	South Korean Won	JPM	5/15/23	(37,491,126)	(33,224,940)	4,266,186
125,000,000	Swedish Krona	NTC	2/17/23	(13,888,580)	(11,361,649)	2,526,931
200,000,000	Swedish Krona	NTC	4/5/23	(21,301,523)	(18,216,399)	3,085,124
470,000,000	Swedish Krona	SSB	4/28/23	(50,521,337)	(42,837,175)	7,684,162
220,000,000	Swedish Krona	SSB	8/31/23	(21,055,654)	(20,124,612)	931,042
115,000,000	Swedish Krona	BNY	9/21/23	(10,979,359)	(10,526,136)	453,223
140,000,000	Swiss Franc	BNY	12/2/22	(151,413,554)	(143,113,348)	8,300,206
130,000,000	Swiss Franc	SSB	12/7/22	(142,270,862)	(132,977,767)	9,293,095
100,000,000	Swiss Franc	JPM	12/22/22	(109,844,844)	(102,491,424)	7,353,420
20,000,000	Swiss Franc	JPM	1/20/23	(22,109,953)	(20,561,343)	1,548,610
65,000,000	Swiss Franc	NTC	4/12/23	(71,401,502)	(67,340,704)	4,060,798
22,000,000	Swiss Franc	NTC	5/15/23	(22,980,701)	(22,857,891)	122,810

TOTAL				$(3,183,400,486)	$(2,920,901,839)	$262,498,647

Unrealized Appreciation on Forward Contracts (Net)						$259,752,746

* See Note 2 in Notes to Financial Statements.

(a) Primary risk exposure being hedged against is currency risk.

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund II – Currency Unhedged

Portfolio of Investments

September 30, 2022 (Unaudited)

Shares		Value*

COMMON STOCKS—94.5%

	Belgium—0.8%
79,510	Fagron NV	$976,411
46,370	KBC Group NV	2,199,543

		3,175,954

	Canada—1.4%
3,500	E-L Financial Corp., Ltd.	2,180,416
21,490	Lassonde Industries, Inc., Class A	1,700,526
47,125	Winpak, Ltd.	1,540,938

		5,421,880

	China—5.7%
598,860	Alibaba Group Holding, Ltd.(a)	5,976,037
340,680	Baidu, Inc., Class A(a)	5,015,059
6,681,815	Dali Foods Group Co., Ltd.	2,877,333
1,004,050	Haitian International Holdings, Ltd.	1,899,994
357,122	Shanghai Mechanical and Electrical Industry Co., Ltd., Class B	362,907
87,160	Tencent Holdings, Ltd.	2,943,850
1,173,000	Times Neighborhood Holdings, Ltd.	92,474
2,729,475	Uni-President China Holdings, Ltd.	2,286,988
1,908,970	WH Group, Ltd.	1,200,587

		22,655,229

	Finland—0.6%
197,290	Kemira Oyj	2,185,223

	France—11.8%
129,420	Cie Generale des Etablissements Michelin SCA	2,898,562
342,430	Rubis SCA	7,123,125
144,337	Safran SA	13,127,828
382,960	SCOR SE	5,534,339
517,117	Tarkett SA(a)	6,271,630
250,808	TotalEnergies SE	11,761,751

		46,717,235

	Germany—6.4%
128,839	Deutsche Post AG, Registered	3,881,578
226,525	Fresenius SE & Co., KGaA	4,826,456
52,550	Henkel AG & Co., KGaA	2,976,962
48,199	Krones AG	4,234,031
13,543	Muenchener Rueckversicherungs AG, Registered	3,258,749
120,547	Norma Group SE	1,622,952
29,235	Rheinmetall AG	4,499,401

		25,300,129

	Hong Kong—1.6%
1,663,100	Chow Sang Sang Holdings International, Ltd.	1,688,526
372,000	CK Hutchison Holdings, Ltd.	2,048,259
4,870,000	Emperor Entertainment Hotel, Ltd.	305,353
734,000	Hang Lung Group, Ltd.	1,184,882
45,710	Luk Fook Holdings International, Ltd.	107,883
109,796	Miramar Hotel & Investment	167,873
1,580,000	TAI Cheung Holdings, Ltd.	807,119

		6,309,895

Shares		Value*

	Italy—0.7%
129,036	Buzzi Unicem SpA	$1,824,608
66,455	SOL SpA	1,019,394

		2,844,002

	Japan—5.0%
166,700	ADEKA Corp.	2,488,677
111,200	Fuji Seal International, Inc.	1,177,474
6,000	Fukuda Denshi Co., Ltd.	296,846
111,630	Inaba Denki Sangyo Co., Ltd.	2,104,028
20,600	Kamigumi Co., Ltd.	380,295
88,700	Konishi Co., Ltd.	953,454
288,625	Kuraray Co., Ltd.	2,017,632
111,685	Nabtesco Corp.	2,284,451
62,795	Nifco, Inc.	1,312,193
57,855	Nihon Kohden Corp.	1,229,048
33,045	Okamoto Industries, Inc.	811,593
67,300	Shizuoka Gas Co., Ltd.	459,998
108,745	Sumitomo Heavy Industries, Ltd.	2,013,926
44,060	Taikisha, Ltd.	980,544
47,965	Transcosmos, Inc.	1,245,415

		19,755,574

	Mexico—3.6%
99,346	Coca-Cola FEMSA SAB de CV, Sponsored ADR	5,800,813
789,063	Industrias Bachoco SAB de CV, Class B	3,084,439
2,625,871	Megacable Holdings SAB de CV	5,298,102

		14,183,354

	Netherlands—2.1%
37,400	Heineken NV	3,264,849
71,375	Heineken Holding NV	4,884,241

		8,149,090

	Philippines—0.4%
6,997,100	Alliance Global Group, Inc.	980,959
937,800	China Banking Corp.	405,513

		1,386,472

	Singapore—4.9%
467,100	DBS Group Holdings, Ltd.	10,815,762
461,100	United Overseas Bank, Ltd.	8,359,569

		19,175,331

	South Korea—2.8%
27,787	Binggrae Co., Ltd.	763,893
132,823	Hankook & Co., Ltd.	1,148,457
17,345	Hyundai Mobis Co., Ltd.	2,289,601
37,361	Kangnam Jevisco Co., Ltd.	526,118
89,851	LG Corp.	4,608,880
26,877	LX Holdings Corp.(a)	154,314
47,060	Samsung Electronics Co., Ltd.	1,728,008

		11,219,271

	Sweden—4.2%
38,380	Autoliv, Inc.	2,557,259
645,133	Husqvarna AB, Class B	3,576,272
317,975	SKF AB, Class B	4,259,846
323,568	Trelleborg AB, Class B	6,070,482

		16,463,859

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund II – Currency Unhedged

Portfolio of Investments

September 30, 2022 (Unaudited)

Shares		Value*

	Switzerland—11.4%
109,670	Nestlé SA, Registered	$11,891,139
69,216	Novartis AG, Registered	5,289,955
5,015	Phoenix Mecano AG	1,542,361
36,325	Roche Holding AG	11,854,413
25,789	TX Group AG	3,155,363
28,434	Zurich Insurance Group AG	11,363,454

		45,096,685

	Taiwan—0.1%
	Miscellaneous Security(b)	329,491

	Thailand—1.1%
1,220,100	Bangkok Bank Public Co., Ltd., NVDR	4,397,176

	United Kingdom—16.7%
830,013	Babcock International Group plc(a)	2,562,446
1,165,123	BAE Systems plc	10,234,973
1,088,432	CNH Industrial NV	12,177,038
291,588	Diageo plc	12,271,220
494,952	GSK plc	7,146,847
618,690	Haleon plc(a)	1,928,622
306,936	Howden Joinery Group plc	1,714,327
871,910	Inchcape plc	6,600,635
1,504,280	Johnson Service Group plc(a)	1,317,456
744,541	Lookers plc	543,016
179,337	Unilever plc	7,890,535
2,741,248	Vertu Motors plc	1,279,963

		65,667,078

	United States—13.2%
5,815	AutoZone, Inc.(a)	12,455,323
41,700	Berkshire Hathaway, Inc., Class B(a)	11,134,734
97,725	Cisco Systems, Inc	3,909,000
56,475	FMC Corp	5,969,408
155,987	Ionis Pharmaceuticals, Inc.(a)	6,899,305
71,820	Johnson & Johnson	11,732,515

		52,100,285

TOTAL COMMON STOCKS (Cost $372,296,111)		372,533,213

Shares		Value*

PREFERRED STOCKS—0.5%

	Chile—0.3%
940,000	Embotelladora Andina SA, Class A	$1,425,796

	Germany—0.2%
29,000	Jungheinrich AG	585,114
648	KSB AG.	183,022

		768,136

TOTAL PREFERRED STOCKS (Cost $3,455,379)		2,193,932

REGISTERED INVESTMENT COMPANY—1.9%
7,465,851	Dreyfus Government Securities Cash Management – Institutional Shares 2.63%(c) (Cost $7,465,851)	7,465,851

INVESTMENTS IN SECURITIES (Cost $383,217,341)	96.9%	382,192,996

OTHER ASSETS AND LIABILITIES (Net)	3.1	12,076,550

NET ASSETS	100.0%	$394,269,546

*	See Note 2 in Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Represents one or more issuers where disclosure may be disadvantageous to the Fund’s accumulation or disposition program. The aggregate amount of $329,491 represents 0.1% of the net assets of the Fund.
(c)	Rate disclosed is the 7-day yield at September 30, 2022.

Abbreviations:
ADR	—	American Depositary Receipt
NVDR	—	Non-Voting Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund II – Currency Unhedged

Sector Diversification

September 30, 2022 (Unaudited)

Sector Diversification	Percentage of Net Assets

COMMON STOCKS

Capital Goods	21.7%

Pharmaceuticals, Biotechnology & Life Sciences	10.9

Insurance	8.5

Retailing	6.8

Beverage	6.7

Banks	6.6

Food	6.0

Materials	5.2

Household & Personal Products	3.3

Energy	3.0

Software & Services	2.3

Automobiles & Components	2.3

Media	2.2

Utilities	1.9

Health Care Equipment & Services	1.9

Technology Hardware & Equipment	1.8

Transportation	1.1

Commercial Services & Supplies	1.0

Real Estate	0.5

Consumer Durables & Apparel	0.4

Diversified Financials	0.3

Consumer Services	0.1

Total Common Stocks	94.5
Preferred Stocks	0.5
Registered Investment Company	1.9
Other Assets and Liabilities (Net)	3.1

Net Assets	100.0%

Portfolio Composition

September 30, 2022 (Unaudited)

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Portfolio of Investments

September 30, 2022 (Unaudited)

Shares		Value*

COMMON STOCKS—92.0%

	Belgium—0.7%
64,487	Fagron NV	$791,923
38,820	KBC Group NV	1,841,412

		2,633,335

	Canada—0.7%
18,010	Lassonde Industries, Inc., Class A	1,425,150
38,475	Winpak, Ltd.	1,258,092

		2,683,242

	China—4.8%
452,610	Alibaba Group Holding, Ltd.(a)	4,516,605
231,680	Baidu, Inc., Class A(a)	3,410,499
3,283,500	Dali Foods Group Co., Ltd.	1,413,946
797,375	Haitian International Holdings, Ltd.	1,508,897
345,561	Shanghai Mechanical and Electrical Industry Co., Ltd., Class B	351,158
110,830	Tencent Holdings, Ltd.	3,743,310
2,349,905	Uni-President China Holdings, Ltd.	1,968,951
1,531,400	WH Group, Ltd.	963,127

		17,876,493

	Finland—0.5%
170,196	Kemira Oyj	1,885,124

	France—7.8%
118,920	Safran SA	10,816,086
355,239	SCOR SE	5,133,730
150,328	Tarkett SA(a)	1,823,188
236,380	TotalEnergies SE	11,085,143

		28,858,147

	Germany—4.8%
185,846	Deutsche Post AG, Registered	5,599,048
84,400	Henkel AG & Co., KGaA	4,781,267
41,893	Krones AG	3,680,081
23,478	Rheinmetall AG	3,613,373

		17,673,769

	Hong Kong—1.1%
1,046,000	Chow Sang Sang Holdings International, Ltd	1,061,991
476,000	CK Hutchison Holdings, Ltd.	2,620,891
214,000	Luk Fook Holdings International, Ltd.	505,077

		4,187,959

	Italy—0.4%
102,790	Buzzi Unicem SpA	1,453,481

	Japan—3.3%
41,700	Fuji Seal International, Inc.	441,553
36,595	Inaba Denki Sangyo Co., Ltd.	689,751
239,905	Kuraray Co., Ltd.	1,677,055
130,035	Nabtesco Corp.	2,659,789
48,495	Nifco, Inc.	1,013,373
48,115	Nihon Kohden Corp.	1,022,135
28,005	Okamoto Industries, Inc.	687,810
89,395	Sumitomo Heavy Industries, Ltd.	1,655,570
34,620	Taikisha, Ltd.	770,460
38,880	Transcosmos, Inc.	1,009,522

Shares		Value*

	Japan (continued)
99,120	YAMABIKO Corp.	$758,783

		12,385,801

	Mexico—2.5%
76,490	Coca-Cola FEMSA SAB de CV, Sponsored ADR(b)	4,466,251
639,907	Industrias Bachoco SAB de CV, Class B	2,501,389
1,222,747	Megacable Holdings SAB de CV	2,467,082

		9,434,722

	Netherlands—2.4%
128,033	Heineken Holding NV	8,761,388

	Philippines—0.2%
6,542,900	Alliance Global Group, Inc.	917,282

	Singapore—1.9%
386,517	United Overseas Bank, Ltd	7,007,407

	South Korea—1.1%
22,373	Binggrae Co., Ltd.	615,057
70,858	LG Corp.	3,634,640

		4,249,697

	Sweden—3.8%
33,829	Autoliv, Inc.	2,254,026
575,755	Husqvarna AB, Class B	3,191,677
256,145	SKF AB, Class B.	3,431,522
271,905	Trelleborg AB, Class B	5,101,229

		13,978,454

	Switzerland—7.7%
118,780	Nestlé SA, Sponsored ADR	12,781,916
50,749	Novartis AG, Registered	3,878,582
30,803	Roche Holding AG	10,052,346
4,637	Zurich Insurance Group AG	1,853,145

		28,565,989

	United Kingdom—11.6%
529,590	BAE Systems plc	4,652,161
891,670	CNH Industrial NV	9,975,726
62,715	Diageo plc, Sponsored ADR	10,649,634
274,647	GSK plc	3,965,758
343,309	Haleon plc(a)	1,070,186
252,750	Howden Joinery Group plc	1,411,683
282,425	Inchcape plc	2,138,047
1,269,763	Johnson Service Group plc(a)	1,112,065
185,395	Unilever plc, Sponsored ADR	8,127,717

		43,102,977

	United States—36.7%
123,000	Alphabet, Inc., Class A(a)	11,764,950
29,300	Alphabet, Inc., Class C(a)	2,817,195
6,180	AutoZone, Inc.(a)	13,237,127
76,760	Bank of America Corp.	2,318,152
76,570	Bank of New York Mellon Corp./The	2,949,476
60	Berkshire Hathaway, Inc., Class A(a)	24,388,200
79,420	Cisco Systems, Inc.	3,176,800
140,841	Comcast Corp., Class A	4,130,867
60,962	Concentrix Corp.	6,805,188
107,535	Enterprise Products Partners LP	2,557,182

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Portfolio of Investments

September 30, 2022 (Unaudited)

Shares		Value*

	United States (continued)
21,055	FedEx Corp.	$3,126,036
45,731	FMC Corp.	4,833,767
125,210	Fox Corp., Class B	3,568,485
150,480	Intel Corp.	3,877,870
163,740	Ionis Pharmaceuticals, Inc.(a)	7,242,220
66,608	Johnson & Johnson	10,881,083
33,708	National Western Life Group, Inc., Class A.	5,757,326
76,370	Paramount Global, Class B	1,454,085
24,140	Thor Industries, Inc.	1,689,317
50,625	Truist Financial Corp.	2,204,213
23,825	Vertex Pharmaceuticals, Inc.(a)	6,898,290
263,163	Wells Fargo & Co	10,584,416

		136,262,245

TOTAL COMMON STOCKS (Cost $249,277,736)		341,917,512

PREFERRED STOCK—0.2%

	Chile—0.2%
492,000	Embotelladora Andina SA, Class A (Cost $918,376)	746,268

Shares		Value*

REGISTERED INVESTMENT COMPANY—1.3%
4,904,105	Dreyfus Government Securities Cash Management– Institutional Shares 2.63%(c) (Cost $4,904,105)	$4,904,105

Face Value

U.S. TREASURY BILL—2.9%
$11,000,000	1.611%(d) due 12/01/2022(b) (Cost $10,970,457)	10,947,855

INVESTMENTS IN SECURITIES (Cost $266,070,674)	96.4%	358,515,740

UNREALIZED APPRECIATION ON FORWARD CONTRACTS (Net)	3.7	13,562,521

OTHER ASSETS AND LIABILITIES (Net)	(0.1)	(519,083)

NET ASSETS	100.0%	$371,559,178

*	See Note 2 in Notes to Financial Statements.
(a)	Non-income producing security.
(b)	This position has been segregated to cover certain open forward contracts. At September 30, 2022, liquid assets totaling $15,414,106 have been segregated to cover such open forward contracts.
(c)	Rate disclosed is the 7-day yield at September 30, 2022.
(d)	Rate represents annualized yield at date of purchase.

Abbreviations:
ADR	—	American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Sector Diversification

September 30, 2022 (Unaudited)

Sector Diversification	Percentage of Net Assets

COMMON STOCKS
Capital Goods	17.0%
Pharmaceuticals, Biotechnology & Life Sciences	11.6
Insurance	10.0
Software & Services	8.0
Banks	6.4
Beverage	6.4
Food	5.8
Retailing	5.5
Household & Personal Products	3.8
Energy	3.7
Materials	3.3
Media	3.1
Transportation	2.3
Automobiles & Components	1.3
Semiconductors & Semiconductor Equipment	1.0
Technology Hardware & Equipment	0.9
Diversified Financials	0.8
Health Care Equipment & Services	0.5
Commercial Services & Supplies	0.3
Consumer Durables & Apparel	0.3

Total Common Stocks	92.0
Preferred Stock	0.2
Registered Investment Company	1.3
U.S. Treasury Bill	2.9
Unrealized Appreciation on Forward Contracts	3.7
Other Assets and Liabilities (Net)	(0.1)

Net Assets	100.0%

Portfolio Composition

September 30, 2022 (Unaudited)

Schedule of Forward Exchange Contracts

September 30, 2022 (Unaudited)

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 09/30/22*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO BUY(a)
560,000	Canadian Dollar	SSB	1/6/23	$408,443	$407,820	$(623)
7,100,000	Chinese Yuan	JPM	1/12/23	991,148	998,394	7,246
13,800,000	Philippine Peso	JPM	11/9/22	232,715	235,186	2,471
2,600,000	Swiss Franc	JPM	12/7/22	2,641,890	2,659,555	17,665

TOTAL				$4,274,196	$4,300,955	$26,759

FORWARD EXCHANGE CONTRACTS TO SELL(a)
2,500,000	Canadian Dollar	SSB	1/6/23	$(1,949,780)	$(1,820,622)	$129,158
720,000,000	Chilean Peso	SSB	8/3/23	(733,945)	(710,456)	23,489
26,700,000	Chinese Yuan	JPM	1/12/23	(4,098,612)	(3,754,524)	344,088
45,000,000	Chinese Yuan	BNY	1/13/23	(6,915,736)	(6,328,086)	587,650
20,000,000	Chinese Yuan	SSB	1/17/23	(3,064,251)	(2,812,902)	251,349
28,500,000	Chinese Yuan	JPM	2/17/23	(4,406,444)	(4,013,022)	393,422
3,700,000	European Union Euro	NTC	10/20/22	(4,316,864)	(3,629,676)	687,188
5,000,000	European Union Euro	NTC	4/5/23	(5,614,350)	(4,966,406)	647,944
7,000,000	European Union Euro	BNY	5/15/23	(7,593,530)	(6,967,963)	625,567
13,500,000	European Union Euro	BNY	5/22/23	(14,421,375)	(13,443,287)	978,088
9,000,000	European Union Euro	BNY	6/23/23	(9,629,370)	(8,977,686)	651,684
6,500,000	Great Britain Pound Sterling	SSB	1/12/23	(8,777,990)	(7,264,606)	1,513,384
8,000,000	Great Britain Pound Sterling	JPM	7/17/23	(9,670,000)	(8,895,771)	774,229
4,000,000	Great Britain Pound Sterling	NTC	8/3/23	(4,850,580)	(4,445,367)	405,213
7,800,000	Hong Kong Dollar	SSB	3/23/23	(1,000,849)	(995,855)	4,994
10,000,000	Hong Kong Dollar	SSB	4/28/23	(1,280,229)	(1,277,031)	3,198
9,000,000	Hong Kong Dollar	NTC	6/15/23	(1,153,306)	(1,149,637)	3,669
6,300,000	Hong Kong Dollar	NTC	8/14/23	(804,762)	(805,017)	(255)
15,000,000	Hong Kong Dollar	BNY	8/31/23	(1,918,130)	(1,916,889)	1,241

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Schedule of Forward Exchange Contracts

September 30, 2022 (Unaudited)

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 09/30/22*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO SELL(a) (continued)
165,000,000	Japanese Yen	SSB	2/2/23	$(1,517,032)	$(1,157,664)	$359,368
260,000,000	Japanese Yen	JPM	5/19/23	(2,296,597)	(1,850,193)	446,404
160,000,000	Japanese Yen	SSB	6/16/23	(1,426,377)	(1,142,893)	283,484
400,000,000	Japanese Yen	JPM	8/10/23	(3,538,570)	(2,878,652)	659,918
350,000,000	Japanese Yen	SSB	12/11/23	(2,770,719)	(2,559,672)	211,047
18,500,000	Mexican Peso	SSB	1/6/23	(839,314)	(904,095)	(64,781)
64,000,000	Mexican Peso	JPM	6/2/23	(2,991,983)	(3,043,389)	(51,406)
20,000,000	Mexican Peso	BNY	7/7/23	(930,141)	(945,037)	(14,896)
46,000,000	Philippine Peso	JPM	11/9/22	(886,833)	(783,953)	102,880
26,000,000	Philippine Peso	SSB	3/23/23	(483,541)	(441,594)	41,947
10,500,000	Singapore Dollar	SSB	1/12/23	(7,744,648)	(7,330,281)	414,367
4,900,000,000	South Korean Won	JPM	3/13/23	(4,056,291)	(3,453,087)	603,204
1,100,000,000	South Korean Won	JPM	5/4/23	(880,000)	(777,202)	102,798
13,500,000	Swedish Krona	NTC	2/17/23	(1,499,967)	(1,227,058)	272,909
37,000,000	Swedish Krona	NTC	4/5/23	(3,940,782)	(3,370,034)	570,748
28,500,000	Swedish Krona	NTC	8/18/23	(2,875,303)	(2,606,063)	269,240
8,000,000	Swiss Franc	JPM	12/7/22	(8,751,136)	(8,183,247)	567,889
10,000,000	Swiss Franc	JPM	12/22/22	(10,984,485)	(10,249,143)	735,342

TOTAL				$(150,613,822)	$(137,078,060)	$13,535,762

Unrealized Appreciation on Forward Contracts (Net)						$13,562,521

*	See Note 2 in Notes to Financial Statements.
(a)	Primary risk exposure being hedged against is currency risk.

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Portfolio of Investments

September 30, 2022 (Unaudited)

Shares		Value*

COMMON STOCKS—96.0%

	Belgium—0.6%
7,175	KBC Group NV	$340,343

	China—2.7%
2,033,530	Dali Foods Group Co., Ltd.	875,682
976,845	Uni-President China Holdings, Ltd.	818,484

		1,694,166

	Finland—2.0%
112,945	Kemira Oyj	1,251,001

	France—8.5%
71,355	Rubis SCA	1,484,305
19,670	Safran SA	1,789,038
101,170	SCOR SE	1,462,056
44,294	Tarkett SA(a)	537,201

		5,272,600

	Germany—6.8%
36,145	Deutsche Post AG, Registered	1,088,953
50,695	Fresenius Medical Care AG & Co., KGaA, Sponsored ADR	711,758
50,225	Fresenius SE & Co., KGaA	1,070,119
3,250	Muenchener Rueckversicherungs AG, Registered	782,023
41,885	Norma Group SE	563,908

		4,216,761

	Hong Kong—5.4%
177,500	CK Hutchison Holdings, Ltd.	977,328
407,000	Hang Lung Group, Ltd.	657,012
15,465	Jardine Matheson Holdings, Ltd.	781,879
497,350	Johnson Electric Holdings, Ltd.	496,467
172,775	Luk Fook Holdings International, Ltd.	407,779

		3,320,465

	Japan—4.8%
49,270	Astellas Pharma, Inc.	652,627
45,315	Inaba Denki Sangyo Co., Ltd.	854,108
56,600	Kuraray Co., Ltd.	395,662
16,420	Nabtesco Corp.	335,861
17,685	Sumitomo Heavy Industries, Ltd.	327,521
35,785	Takasago Thermal Engineering Co., Ltd.	420,722

		2,986,501

	Mexico—5.2%
19,755	Coca-Cola FEMSA SAB de CV, Sponsored ADR	1,153,495
257,375	Industrias Bachoco SAB de CV, Class B	1,006,076
531,475	Megacable Holdings SAB de CV	1,072,333

		3,231,904

	Singapore—4.8%
67,295	DBS Group Holdings, Ltd.	1,558,225
78,510	United Overseas Bank, Ltd.	1,423,356

		2,981,581

	South Korea—1.1%
13,365	LG Corp.	685,554

Shares		Value*

	Sweden—6.5%
10,925	Autoliv, Inc.	$727,933
101,255	Husqvarna AB, Class B	561,303
48,290	SKF AB, Class B.	646,931
109,875	Trelleborg AB, Class B	2,061,373

		3,997,540

	Switzerland—12.7%
31,255	Nestlé SA, Registered	3,388,872
16,072	Novartis AG, Registered	1,228,331
7,230	Roche Holding AG	2,359,460
2,187	Zurich Insurance Group AG	874,020

		7,850,683

	United Kingdom—16.9%
220,690	BAE Systems plc	1,938,642
68,020	Diageo plc	2,862,561
113,732	GSK plc	1,642,230
142,165	Haleon plc(a)	443,166
47,690	Howden Joinery Group plc	266,363
172,435	Inchcape plc	1,305,388
44,585	Unilever plc	1,961,667

		10,420,017

	United States—18.0%
41,145	Bank of America Corp.	1,242,579
20,336	Cisco Systems, Inc.	813,440
28,760	Enterprise Products Partners LP	683,913
38,740	Intel Corp.	998,330
13,405	Johnson & Johnson	2,189,841
13,145	Paramount Global, Class B	250,281
12,795	Progressive Corp./The	1,486,907
30,645	Truist Financial Corp.	1,334,283
30,030	U.S. Bancorp.	1,210,809
23,711	Verizon Communications, Inc.	900,307

		11,110,690

TOTAL COMMON STOCKS (Cost $56,339,959)		59,359,806

REGISTERED INVESTMENT COMPANY—2.5%
1,537,882	Dreyfus Government Securities Cash Management – Institutional Shares 2.63%(b) (Cost $1,537,882)	1,537,882

INVESTMENTS IN SECURITIES (Cost $57,877,841)	98.5%	60,897,688

OTHER ASSETS AND LIABILITIES (Net)	1.5	916,179

NET ASSETS	100.0%	$61,813,867

*	See Note 2 in Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Rate disclosed is the 7-day yield at September 30, 2022.

Abbreviations:
ADR	—	American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Sector Diversification

September 30, 2022 (Unaudited)

Sector Diversification	Percentage of Net Assets

COMMON STOCKS

Capital Goods	20.6%

Pharmaceuticals, Biotechnology & Life Sciences	13.1

Banks	11.4

Food	9.9

Insurance	7.4

Beverage	6.5

Household & Personal Products	3.9

Health Care Equipment & Services	2.9

Retailing	2.8

Materials	2.7

Utilities	2.4

Media	2.1

Automobiles & Components	2.0

Transportation	1.8

Semiconductors & Semiconductor Equipment	1.5

Telecommunication Services	1.5

Technology Hardware & Equipment	1.3

Energy	1.1

Real Estate	1.1

Total Common Stocks	96.0
Registered Investment Company	2.5
Other Assets and Liabilities (Net)	1.5

Net Assets	100.0%

Portfolio Composition

September 30, 2022 (Unaudited)

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2022 (Unaudited)

	International Value Fund	International Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund

ASSETS
Investments in securities, at cost(a)	$3,686,269,174	$383,217,341	$266,070,674	$57,877,841

Investments in securities of unaffiliated issuers, at value	$5,001,009,877	$382,192,996	$358,515,740	$60,897,688
Investments in securities of affiliated issuers, at value	40,860,864	—	—	—
Cash	67,201	5,257	85,499	—
Dividends and interest receiveable	7,583,912	583,024	396,173	63,614
Receivable for investment securities sold	3,791,362	10,637,887	—	1,283,312
Recoverable foreign withholding taxes.	25,103,593	1,700,868	795,476	495,133
Receivable for Fund shares sold	5,957,815	380,143	21,880	9,950
Unrealized appreciation on forward exchange contracts (Note 2)	265,839,687	—	13,694,482	—
Prepaid expense	236,972	19,891	16,620	4,544

Total Assets	$5,350,451,283	$395,520,066	$373,525,870	$62,754,241

LIABILITIES
Unrealized depreciation of forward exchange contracts (Note 2)	$6,086,941	$—	$131,961	$—
Payable for Fund shares redeemed	12,514,121	848,096	25,106	255,345
Investment advisory fee payable (Note 3)	3,552,832	265,963	247,521	41,781
Payable for investment securities purchased	4,612,418	—	1,418,231	595,237
Shareholder servicing and administration fees payable (Note 3)	314,889	19,033	15,569	6,668
Directors’ fees payable	—	—	—	336
Fund administration and accounting fees payable	240,720	24,915	24,251	13,418
Legal and audit fees payable	161,169	18,025	17,956	12,094
Accrued expenses and other payables	1,113,840	74,488	86,097	15,495

Total Liabilities	28,596,930	1,250,520	1,966,692	940,374

NET ASSETS	$5,321,854,353	$394,269,546	$371,559,178	$61,813,867

NET ASSETS consists of
Paid-in capital	3,401,568,487	402,071,299	243,884,963	54,138,619
Total distributable earnings	1,920,285,866	(7,801,753)	127,674,215	7,675,248

Total Net Assets	$5,321,854,353	$394,269,546	$371,559,178	$61,813,867

CAPITAL STOCK (common stock outstanding)	217,745,902	29,584,170	22,781,098	12,303,066

NET ASSET VALUE offering price per share	$24.44	$13.33	$16.31	$5.02

(a)

Includes investments in securities of affiliated issuers, at cost for International Value Fund, International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund of $ 51,311,994, $0, $0 and $0, respectively (Note 4).

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Operations

For the Six Months Ended September 30, 2022 (Unaudited)

	International Value Fund	International Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund

INVESTMENT INCOME
Dividends(a)	$124,955,470	$10,887,980	$ 6,650,023	$1,947,427
Less foreign withholding taxes	(14,131,750)	(1,224,365)	(547,400)	(150,949)
Interest	1,072,283	24,763	72,894	11,406
Other	6,375,847	367,109	203,520	167,500

Total Investment Income	118,271,850	10,055,487	6,379,037	1,975,384

EXPENSES
Investment advisory fee (Note 3)	36,969,182	2,977,342	2,586,947	469,215
Transfer agent fees (Note 3)	1,212,760	44,737	84,082	24,122
Fund administration and accounting fees (Note 3)	708,351	57,661	50,168	9,683
Custodian fees (Note 3)	577,577	56,976	34,251	9,128
Legal and audit fees	394,654	38,013	32,996	9,673
Directors’ fees and expenses (Note 3)	365,683	30,337	25,472	4,953
Shareholder servicing and administration fees (Note 3)	204,489	16,787	14,015	2,858
Other	751,951	81,221	67,114	24,948

Total expenses before waivers	41,184,647	3,303,074	2,895,045	554,580

Investment advisory fees waived (Note 3)	(126,423)	—	(8,219)	(30,973)

Net Expenses	41,058,224	3,303,074	2,886,826	523,607

NET INVESTMENT INCOME	77,213,626	6,752,413	3,492,211	1,451,777

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities(a)	(87,472,266)	(3,172,339)	(6,526,493)	(962,296)
Forward exchange contracts	154,418,955	—	7,733,861	—
Foreign currencies and net other assets	(1,779,895)	(137,828)	(103,265)	(24,800)

Net realized gain (loss)	65,166,794	(3,310,167)	1,104,103	(987,096)

Net unrealized appreciation (depreciation) of:
Securities(b)	(1,151,550,109)	(95,712,102)	(78,009,991)	(16,130,071)
Forward exchange contracts	193,909,042	—	9,537,053	—
Foreign currencies and net other assets	(2,245,827)	(142,098)	(86,032)	(52,933)

Net change in unrealized appreciation (depreciation)	(959,886,894)	(95,854,200)	(68,558,970)	(16,183,004)

NET REALIZED AND UNREALIZED LOSS	(894,720,100)	(99,164,367)	(67,454,867)	(17,170,100)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(817,506,474)	$(92,411,954)	$(63,962,656)	$(15,718,323)

(a)	Dividend income and net realized gain on securities from affiliated issuers for International Value Fund were $1,119,114 and $0, respectively (Note 4).
(b)	Net unrealized depreciation from affiliated issuers for International Value Fund was $16,797,260 (Note 4).

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	International Value Fund		International Value Fund II – Currency Unhedged
	Six Months Ended 9/30/2022 (Unaudited)	Year Ended 3/31/2022	Six Months Ended 9/30/2022 (Unaudited)	Year Ended 3/31/2022
INVESTMENT ACTIVITIES:

Net investment income	$77,213,626	$78,118,173	$6,752,413	$5,728,902

Net realized gain (loss)	65,166,794	323,236,971	(3,310,167)	6,030,398

Net change in unrealized depreciation	(959,886,894)	(118,767,141)	(95,854,200)	(7,364,806)

Net increase (decrease) in net assets resulting from operations	(817,506,474)	282,588,003	(92,411,954)	4,394,494

DISTRIBUTIONS:

Distributions to shareholders	—	(543,518,030)	—	(5,666,910)

CAPITAL STOCK TRANSACTIONS:

Net increase (decrease) in net assets from Fund share transactions (Note 5)	(167,046,582)	147,891,584	(33,842,121)	35,458,266

Net increase (decrease) in net assets	(984,553,056)	(113,038,443)	(126,254,075)	34,185,850

NET ASSETS:

Beginning of period	6,306,407,409	6,419,445,852	520,523,621	486,337,771

End of period	$5,321,854,353	$6,306,407,409	$394,269,546	$520,523,621

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Value Fund		Worldwide High Dividend Yield Value Fund
	Six Months Ended 9/30/2022 (Unaudited)	Year Ended 3/31/2022	Six Months Ended 9/30/2022 (Unaudited)	Year Ended 3/31/2022
INVESTMENT ACTIVITIES:

Net investment income	$3,492,211	$3,407,512	$1,451,777	$2,167,960

Net realized gain (loss)	1,104,103	38,487,493	(987,096)	17,775,967

Net change in unrealized depreciation	(68,558,970)	(19,330,221)	(16,183,004)	(17,227,425)

Net increase (decrease) in net assets resulting from operations	(63,962,656)	22,564,784	(15,718,323)	2,716,502

DISTRIBUTIONS:

Distributions to shareholders	—	(48,474,016)	(1,312,893)	(17,769,883)

CAPITAL STOCK TRANSACTIONS:

Net increase (decrease) in net assets from Fund share transactions (Note 5)	(5,301,592)	39,786,257	(5,132,492)	(12,768,833)

Net increase (decrease) in net assets	(69,264,248)	13,877,025	(22,163,708)	(27,822,214)

NET ASSETS:

Beginning of period	440,823,426	426,946,401	83,977,575	111,799,789

End of period	$371,559,178	$440,823,426	$61,813,867	$83,977,575

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

Tweedy, Browne International Value Fund

For a Fund share outstanding throughout each period/year.

	Six Months Ended 9/30/22 (Unaudited)		Year Ended 3/31/2022		Year Ended 3/31/2021		Year Ended 3/31/2020		Year Ended 3/31/2019	Year Ended 3/31/2018
Net asset value, beginning of period/year	$28.14		$29.41		$21.99		$26.91		$27.89	$26.74

Income from investment operations:
Net investment income	0.36	(a)	0.37	(a)	0.23		0.43		0.45	0.25
Net realized and unrealized gain (loss) on investments	(4.06)		0.95		7.45		(4.82)		0.25	1.31

Total from investment operations	(3.70)		1.32		7.68		(4.39)		0.70	1.56

Distributions:
Dividends from net investment income	—		(0.41)		(0.26)		(0.45)		(0.39)	(0.31)
Distributions from net realized gains	—		(2.18)		—		(0.08)		(1.29)	(0.10)

Total distributions	—		(2.59)		(0.26)		(0.53)		(1.68)	(0.41)

Redemption fees	—		—		—		0.00	(b)	0.00 (b)	0.00 (b)

Net asset value, end of period/year	$24.44		$28.14		$29.41		$21.99		$26.91	$27.89

Total return(c)	(13.15)%		4.36%		34.89	%(d)	(16.66	)%(d)	3.11%	5.82%

Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$5,321,854		$6,306,407		$6,419,446		$5,990,962		$8,497,700	$9,672,272
Ratio of operating expenses to average net assets	1.39	%(e)	1.34%		1.37%		1.36%		1.36%	1.36%
Ratio of operating expenses to average net assets excluding waivers of expenses	1.39	%(e)	1.38%		1.38%		1.36%		1.36%	1.36%
Ratio of net investment income to average net assets	2.61	%(a)(e)	1.19	%(a)	0.83%		1.50%		1.53%	0.91%
Portfolio turnover rate.	7%		10%		11%		9%		6%	5%

(a)

Includes the impact of refunded European tax reclaims. If these reclaims were not included the Net Investment Income per Share would have been $0.32 and $0.35 and the Ratio of Net Investment Income to Average Net Assets would have been 2.38% and 1.10% for the period ending September 30, 2022 and year ending March 31, 2022, respectively.

(b)	Amount represents less than $0.01 per share.
(c)	Total return represents aggregate total return for the periods indicated.
(d)

The net asset value (NAV) disclosed in the March 31, 2020 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and as such, differs from the NAV reported on March 31, 2020. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2020. The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is (16.74)% for the year ended March 31, 2020 and 35.02% for the year ended March 31, 2021.

(e)	Annualized.

Tweedy, Browne International Value Fund II – Currency Unhedged

For a Fund share outstanding throughout each period/year.

	Six Months Ended 9/30/22 (Unaudited)		Year Ended 3/31/2022		Year Ended 3/31/2021		Year Ended 3/31/2020		Year Ended 3/31/2019	Year Ended 3/31/2018
Net asset value, beginning of period/year	$16.31		$16.30		$11.66		$15.10		$15.61	$14.10

Income from investment operations:
Net investment income	0.23	(a)	0.18	(a)	0.09		0.21		0.22	0.14
Net realized and unrealized gain (loss) on investments	(3.21)		0.01		4.69		(3.31)		(0.54)	1.56

Total from investment operations	(2.98)		0.19		4.78		(3.10)		(0.32)	1.70

Distributions:
Dividends from net investment income	—		(0.18)		(0.10)		(0.23)		(0.19)	(0.19)
Distributions from net realized gains	—		—		(0.04)		(0.11)		—	—

Total distributions	—		(0.18)		(0.14)		(0.34)		(0.19)	(0.19)

Redemption fees	—		—		—		0.00	(b)	0.00 (b)	0.00 (b)

Net asset value, end of period/year	$13.33		$16.31		$16.30		$11.66		$15.10	$15.61

Total return(c)	(18.27)%		1.13%		40.87	%(d)	(20.94	)%(d)	(1.91)%	12.08%

Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$394,270		$520,524		$486,338		$374,832		$487,298	$378,197
Ratio of operating expenses to average net assets	1.39	%(e)	1.34%		1.37%		1.36%		1.35%	1.36%
Ratio of operating expenses to average net assets excluding recoupments and/or waivers/reimbursements of expenses	1.39	%(e)	1.37%		1.37%		1.36%		1.35%	1.37%
Ratio of net investment income to average net assets	2.83	%(a)(e)	1.07	%(a)	0.66%		1.40%		1.51%	0.93%
Portfolio turnover rate	6%		8%		25%		11%		2%	6%

(a)

Includes the impact of refunded European tax reclaims. If these reclaims were not included the Net Investment Income per Share would have been $0.22 and $0.17 and the Ratio of Net Investment Income to Average Net Assets would have been 2.67% and 1.02% for the period ending September 30, 2022 and year ending March 31, 2022, respectively.

(b)	Amount represents less than $0.01 per share.
(c)	Total return represents aggregate total return for the periods indicated.
(d)

The net asset value (NAV) disclosed in the March 31, 2020 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and as such, differs from the NAV reported on March 31, 2020. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2020. The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is (21.08)% for the year ended March 31, 2020 and 41.12% for the year ended March 31, 2021.

(e)	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

Tweedy, Browne Value Fund

For a Fund share outstanding throughout each period/year.

	Six Months Ended 9/30/22 (Unaudited)		Year Ended 3/31/2022		Year Ended 3/31/2021	Year Ended 3/31/2020	Year Ended 3/31/2019	Year Ended 3/31/2018
Net asset value, beginning of period/year	$19.10		$20.38		$15.34	$19.62	$23.20	$21.78

Income from investment operations:
Net investment income	0.15	(a)	0.17	(a)	0.11	0.19	0.24	0.16
Net realized and unrealized gain (loss) on investments	(2.94)		0.93		5.31	(3.38)	0.54	1.64

Total from investment operations	(2.79)		1.10		5.42	(3.19)	0.78	1.80

Distributions:
Dividends from net investment income	—		(0.18)		(0.12)	(0.20)	(0.24)	(0.19)
Distributions from net realized gains	—		(2.20)		(0.26)	(0.89)	(4.12)	(0.19)

Total distributions	—		(2.38)		(0.38)	(1.09)	(4.36)	(0.38)

Net asset value, end of period/year	$16.31		$19.10		$20.38	$15.34	$19.62	$23.20

Total return(b)	(14.61)%		5.35%		35.58%	(17.47)%	5.41%	8.19%

Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$371,559		$440,823		$426,946	$338,270	$453,275	$534,019
Ratio of operating expenses to average net assets	1.39	%(c)	1.34%		1.37%	1.36%	1.36%	1.36%
Ratio of operating expenses to average net assets excluding waiver and/or reimbursements of expenses	1.40	%(c)	1.39%		1.40%	1.38%	1.37%	1.37%
Ratio of net investment income to average net assets	1.69	%(a)(c)	0.77	%(a)	0.59%	0.93%	0.96%	0.61%
Portfolio turnover rate	10%		20%		18%	12%	9%	6%

(a)

Includes the impact of refunded European tax reclaims. If these reclaims were not included the Net Investment Income per Share would have been $0.14 and $0.16 and the Ratio of Net Investment Income to Average Net Assets would have been 1.58% and 0.73% for the period ending September 30, 2022 and year ending March 31, 2022, respectively.

(b)	Total return represents aggregate total return for the periods indicated.
(c)	Annualized.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

For a Fund share outstanding throughout each period/year.

	Six Months Ended 9/30/22 (Unaudited)		Year Ended 3/31/2022		Year Ended 3/31/2021	Year Ended 3/31/2020	Year Ended 3/31/2019		Year Ended 3/31/2018
Net asset value, beginning of period/year	$6.37		$7.76		$6.30	$8.51	$10.23		$9.47

Income from investment operations:
Net investment income	0.11	(a)	0.19	(a)	0.14	0.20	0.24		0.17
Net realized and unrealized gain (loss) on investments	(1.36)		(0.02)		1.94	(1.43)	(0.15)		1.10

Total from investment operations	(1.25)		0.17		2.08	(1.23)	0.09		1.27

Distributions:
Dividends from net investment income	(0.10)		(0.20)		(0.14)	(0.19)	(0.26)		(0.18)
Distributions from net realized gains	—		(1.36)		(0.48)	(0.79)	(1.55)		(0.33)

Total distributions	(0.10)		(1.56)		(0.62)	(0.98)	(1.81)		(0.51)

Redemption fees	—		—		—	—	0.00	(b)	0.00	(b)

Net asset value, end of period/year	$5.02		$6.37		$7.76	$6.30	$8.51		$10.23

Total return(c)	(19.77)%		1.97%		33.80%	(17.06)%	2.44	%(d)	13.58	%(d)

Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$61,814		$83,978		$111,800	$109,674	$175,608		$266,642
Ratio of operating expenses to average net assets	1.39	%(e)	1.34%		1.37%	1.36%	1.36%		1.36%
Ratio of operating expenses to average net assets excluding waiver and/or reimbursements of expenses	1.48	%(e)	1.48%		1.45%	1.42%	1.39%		1.37%
Ratio of net investment income to average net assets	3.86	%(a)(e)	2.26	%(a)	1.82%	2.20%	2.24%		1.54%
Portfolio turnover rate	7%		16%		22%	7%	6%		5%

(a)

Includes the impact of refunded European tax reclaims. If these reclaims were not included the Net Investment Income per Share would have been $0.10 and $0.17 and the Ratio of Net Investment Income to Average Net Assets would have been 3.39% and 2.04% for the period ending September 30, 2022 and year ending March 31, 2022, respectively.

(b)	Amount represents less than $0.01 per share.
(c)	Total return represents aggregate total return for the periods indicated.
(d)

The net asset value (NAV) disclosed in the March 31, 2018 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and as such, differs from the NAV reported on March 31, 2018. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2018.

(e)	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited)

1. Organization

Tweedy, Browne Fund Inc. (the “Company”) is an open-end management investment company registered with the United States Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was organized as a Maryland corporation on January 28, 1993. Tweedy, Browne International Value Fund (“International Value Fund”), Tweedy, Browne International Value Fund II – Currency Unhedged (“International Value Fund II – Currency Unhedged”), Tweedy, Browne Value Fund (“Value Fund”), and Tweedy, Browne Worldwide High Dividend Yield Value Fund (“Worldwide High Dividend Yield Value Fund”) (each a “Fund” and together, the “Funds”) are each a diversified series of the Company.

The Funds commenced operations as follows:

International Value Fund	06/15/93

International Value Fund II – Currency Unhedged	10/26/09

Value Fund	12/08/93

Worldwide High Dividend Yield Value Fund	09/05/07

International Value Fund and International Value Fund II – Currency Unhedged seek long-term capital growth by investing primarily in foreign equity securities that Tweedy, Browne Company LLC (the “Investment Adviser”) believes are undervalued. Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that the Investment Adviser believes are undervalued. Worldwide High Dividend Yield Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that the Investment Adviser believes to have above-average dividend yields and valuations that are reasonable.

2. Significant Accounting Policies

The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 – Investment Companies, which is part of U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Portfolio Valuation. Under normal circumstances, portfolio securities and other assets listed on a U.S. national securities exchange, comparable foreign securities exchange or through any system providing for contemporaneous publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price at or prior to the close of regular trading on the New York Stock Exchange or, if applicable, the NASDAQ Official Closing Price (“NOCP”), unless, in the view of the Valuation Designee (the Investment Adviser has been appointed “Valuation Designee” by the Company’s Board of Directors), such price is not reliable, or there is significant market movement that calls for application of fair value factors provided by a third party, as described below. Under normal circumstances, portfolio securities and other assets that are readily marketable but for which there are no reported sales on the valuation date, whether because they are not traded in a system providing for same day publication of sales or because there were no sales reported on such date, are generally valued at the mean between the last asked price and the last bid price prior to the close of regular trading, unless, in the view of the Valuation Designee, such price is not reliable. Forward exchange contracts are valued at the forward rate. Securities and other assets for which current market quotations are not readily available, and those securities which are generally not readily marketable due to significant legal or contractual restrictions, are valued at fair value as determined in good faith by the Valuation Designee pursuant to the Company’s Valuation Policies and Procedures, which were approved by the Company’s Board of Directors. Securities and other assets for which the most recent market quotations may not be reliable (including because the last sale price does not reflect current market value at the time of valuing the Fund’s assets due to developments since such last price) may be valued at fair value if the Valuation Designee concludes that fair valuation will likely result in a more accurate net asset valuation. The Company has retained a third-party service provider that, under certain circumstances (including certain market movements) selected by the Company, provides fair value pricing for international equity securities whose principal markets are no longer open when the Funds calculate their net asset values. This means that a Fund’s net asset value may be based, at least in part, on prices other than those determined as of the close of the principal market in which such assets trade. The Funds’ use of fair value pricing may cause the net asset value of a Fund’s shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Under normal circumstances, debt securities purchased with a remaining maturity of more than 60 days are valued through pricing obtained by pricing services approved by the Valuation Designee. Debt securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, unless the Valuation Designee determines, in good faith, that such value does not represent fair value, in which case the securities will be valued in the same manner as debt securities with a remaining maturity in excess of 60 days or otherwise fair valued. Investments in open-end mutual funds are valued at net asset value (NAV) except that stable NAV money funds held in a cash sweep vehicle will generally be priced at cost ($1).

Notes to Financial Statements (Unaudited)

Fair Value Measurements. The inputs and valuation techniques used to determine fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s assets carried at fair value as of September 30, 2022. See each Fund’s respective Portfolio of Investments for details on portfolio holdings.

International Value Fund	Total Value at September 30, 2022	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
Belgium	$37,433,247	$—	$37,433,247	$—
China	350,307,202	—	350,307,202	—
Czech Republic	1,835,041	—	1,835,041	—
Finland	26,199,335	—	26,199,335	—
France	457,345,044	18,520,565	438,824,479	—
Germany	341,442,767	14,522,234	326,920,533	—
Hong Kong	79,381,263	5,527,230	73,854,033	—
Italy	91,058,850	—	91,058,850	—
Japan	143,712,167	—	143,712,167	—
Netherlands	147,867,721	—	147,867,721	—
Philippines	3,169,673	—	3,169,673	—
Singapore	298,878,211	—	298,878,211	—
South Korea	92,955,926	—	92,955,926	—
Sweden	220,697,511	44,062,419	176,635,092	—
Switzerland	702,392,901	564,897	701,828,004	—
United Kingdom	839,905,093	7,793,169	832,111,924	—
All Other Countries	962,464,964	962,464,964	—	—
Preferred Stocks	24,940,570	24,940,570	—	—
Registered Investment Company	119,921,422	119,921,422	—	—
U.S. Treasury Bill	99,961,833	—	99,961,833	—

Total Investments in Securities	5,041,870,741	1,198,317,470	3,843,553,271	—

Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	265,839,687	—	265,839,687	—
Liability
Unrealized depreciation of forward exchange contracts	(6,086,941)	—	(6,086,941)	—

Total	$5,301,623,487	$1,198,317,470	$4,103,306,017	$—

Notes to Financial Statements (Unaudited)

International Value Fund II – Currency Unhedged	Total Value at September 30, 2022	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
Belgium	$3,175,954	$—	$3,175,954	$—
Canada	5,421,880	3,241,464	2,180,416	—
China	22,655,229	—	22,655,229	—
Finland	2,185,223	—	2,185,223	—
France	46,717,235	6,271,630	40,445,605	—
Germany	25,300,129	—	25,300,129	—
Hong Kong	6,309,895	807,119	5,502,776	—
Italy	2,844,002	—	2,844,002	—
Japan	19,755,574	—	19,755,574	—
Netherlands	8,149,090	—	8,149,090	—
Philippines	1,386,472	405,513	980,959	—
Singapore	19,175,331	—	19,175,331	—
South Korea	11,219,271	—	11,219,271	—
Sweden	16,463,859	2,557,259	13,906,600	—
Switzerland	45,096,685	—	45,096,685	—
Taiwan	329,491	—	329,491	—
Thailand	4,397,176	—	4,397,176	—
United Kingdom	65,667,078	1,928,622	63,738,456	—
All Other Countries	66,283,639	66,283,639	—	—
Preferred Stocks
Chile	1,425,796	1,425,796	—	—
Germany	768,136	—	768,136	—
Registered Investment Company	7,465,851	7,465,851	—	—

Total	$382,192,996	$90,386,893	$291,806,103	$—

Value Fund	Total Value at September 30, 2022	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
Belgium	$2,633,335	$—	$2,633,335	$—
China	17,876,493	—	17,876,493	—
Finland	1,885,124	—	1,885,124	—
France	28,858,147	1,823,188	27,034,959	—
Germany	17,673,769	—	17,673,769	—
Hong Kong	4,187,959	—	4,187,959	—
Italy	1,453,481	—	1,453,481	—
Japan	12,385,801	—	12,385,801	—
Netherlands	8,761,388	—	8,761,388	—
Philippines	917,282	—	917,282	—
Singapore	7,007,407	—	7,007,407	—
South Korea	4,249,697	—	4,249,697	—
Sweden	13,978,454	2,254,026	11,724,428	—
Switzerland	28,565,989	12,781,916	15,784,073	—
United Kingdom	43,102,977	19,847,537	23,255,440	—
All Other Countries	148,380,209	148,380,209	—	—
Preferred Stock	746,268	746,268	—	—
Registered Investment Company	4,904,105	4,904,105	—	—
U.S. Treasury Bill	10,947,855	—	10,947,855	—

Total Investments in Securities	358,515,740	190,737,249	167,778,491	—

Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	13,694,482	—	13,694,482	—
Liability
Unrealized depreciation of forward exchange contracts	(131,961)	—	(131,961)	—

Total	$372,078,261	$190,737,249	$181,341,012	$—

Notes to Financial Statements (Unaudited)

Worldwide High Dividend Yield Value Fund	Total Value at September 30, 2022	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
Belgium	$340,343	$—	$340,343	$—
China	1,694,166	—	1,694,166	—
Finland	1,251,001	—	1,251,001	—
France	5,272,600	537,201	4,735,399	—
Germany	4,216,761	711,758	3,505,003	—
Hong Kong	3,320,465	—	3,320,465	—
Japan	2,986,501	—	2,986,501	—
Singapore	2,981,581	—	2,981,581	—
South Korea	685,554	—	685,554	—
Sweden	3,997,540	727,933	3,269,607	—
Switzerland	7,850,683	—	7,850,683	—
United Kingdom	10,420,017	443,166	9,976,851	—
All Other Countries	14,342,594	14,342,594	—	—
Registered Investment Company	1,537,882	1,537,882	—	—

Total	$60,897,688	$18,300,534	$42,597,154	$—

Foreign Currency. The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses from investments in securities that result from changes in foreign currency exchange rates, have been included in net unrealized appreciation/depreciation of securities. All other unrealized gains and losses that result from changes in foreign currency exchange rates have been included in net unrealized appreciation/depreciation of foreign currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

Forward Exchange Contracts. International Value Fund and Value Fund enter into forward exchange contracts for hedging purposes in order to reduce their exposure to fluctuations in foreign currency exchange on their portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by each Fund as an unrealized gain or loss on the Fund’s Statement of Operations. When the contract is closed, each Fund records a realized gain or loss on the Statement of Operations equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed. The difference between the value of a Fund’s open contracts at September 30, 2022 and the value of those contracts at the time they were opened is included on the Statement of Assets and Liabilities as unrealized appreciation of forward exchange contracts (for contracts with unrealized gains) or unrealized depreciation of forward exchange contracts (for contracts with unrealized losses). A Fund may be required to post collateral with respect to certain “non-deliverable” forward exchange contracts in an unrealized loss position, and may receive collateral from the counterparty for certain non-deliverable forward exchange contracts in an unrealized gain position. Collateral is usually in the form of cash or U.S. Treasury Bills. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by a Fund is held in a segregated account at the Fund’s custodian bank, and is reported on the Statement of Assets and Liabilities as Cash segregated as collateral. Collateral received by a Fund is held in escrow in the Fund’s custodian bank, and is not reported on the Fund’s Statement of Assets and Liabilities, but would be disclosed in Note 8.

The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the International Value Fund’s and Value Fund’s investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the hedged currency increase. In addition, the International Value and Value Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend

Notes to Financial Statements (Unaudited)

date. In the case of certain foreign securities, dividend income is recorded as soon after the ex-date as the Funds become aware of such dividend. Interest income and expenses are recorded on an accrual basis.

Foreign Taxes. The Funds may be subject to foreign taxes on dividend and interest income, gains on investments or currency purchase/repatriation, all or a portion of which may be recoverable. Each Fund applies for refunds where available. The Funds will accrue such taxes and recoveries as applicable, based on their current interpretation of tax rules and regulations that exist in the markets in which they invest.

As a result of several court rulings in certain European countries, the Funds may also file withholding tax reclaims in certain jurisdictions to recover all or a portion of amounts withheld in prior periods that may now be reclaimable. Any payments received on such withholding tax reclaims are included in Other Income in the Statements of Operations and are recorded when the amount is known and there are no significant uncertainties on collectability.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, will be declared and paid annually for International Value Fund, International Value Fund II – Currency Unhedged, and Value Fund and semi-annually for Worldwide High Dividend Yield Value Fund. Distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually for each of the Funds. Additional distributions of net investment income and capital gains from the Funds may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

Federal Income Taxes. Each Fund has qualified and intends to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Funds are not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, the Funds’ conclusions may be subject to future review based on changes in accounting standards or tax laws and regulations or the interpretation thereof. In addition, utilization of any capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership changes. Each of the Funds’ tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Expenses. Expenses directly attributable to each Fund as a diversified series of the Company are charged to such Fund. Other expenses of the Company are allocated to each series based on the average net assets of each series or other equitable allocation method.

3. Investment Advisory Fee, Other Related Party Transactions and Administration Fee

The Company, on behalf of each Fund, has entered into separate investment advisory agreements with the Investment Adviser (each, an “Advisory Agreement”). Under the Advisory Agreement with respect to International Value Fund, International Value Fund pays the Investment Adviser a fee at the annual rate of 1.25% on the Fund’s average daily net assets up to $10.3 billion, and 0.75% on the remaining amount, if any. Under the Advisory Agreements with respect to each of International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, each Fund pays the Investment Adviser a fee at the annual rate of 1.25% of the Fund’s average daily net assets. The fee is payable monthly, provided that each Fund makes interim payments as may be requested by the Investment Adviser of up to 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the six months ended September 30, 2022, the Investment Adviser earned $36,969,182, $2,977,342, $2,586,947 and $469,215 in fees, prior to any waivers and/or reimbursements, from International Value Fund, International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

With respect to International Value Fund, the Investment Adviser has entered into a voluntary fee waiver agreement with the Fund pursuant to which the Investment Adviser is entitled to receive investment advisory fees from the Fund at an annual rate of 1.25% on the first $6 billion of the Fund’s average daily net assets, 0.80% on the next $1 billion of the Fund’s average daily net assets over $6 billion up to $7 billion, 0.70% on the next $1 billion of the Fund’s average daily net assets over $7 billion up to $8 billion, and 0.60% on the remaining amount, if any, of average daily net assets over $8 billion. This arrangement with International Value Fund will remain in place at least through July 31, 2023. For the six months ended September 30, 2022, the Investment Adviser waived $126,423 in fees from International Value Fund.

Notes to Financial Statements (Unaudited)

With respect to International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, the Investment Adviser has voluntarily agreed to waive a portion of each Fund’s investment advisory fees and/or reimburse a portion of each Fund’s expenses to the extent necessary to keep each Fund’s expense ratio in line with the expense ratio of International Value Fund. (For purposes of this calculation, each Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and each Fund’s expense ratio is rounded to two decimal points.) This arrangement will remain in place at least through July 31, 2023. For the six months ended September 30, 2022, the Investment Adviser waived $8,219 and $30,973 in fees from Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

The Company pays the Investment Adviser for certain shareholder servicing and administration services provided to the Funds at an annual amount of $475,000, which is allocated pro-rata based on the relative average net assets of the Funds.

No officer, director or employee of the Investment Adviser, the Funds’ administrator, The Bank of New York Mellon (“BNY Mellon”) or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Company pays each Independent Director $135,000 annually, in quarterly increments of $33,750, plus out-of-pocket expenses for their services as directors. The Lead Independent Director receives an additional annual fee of $27,000. These fees are allocated pro-rata based on the relative average net assets of the Funds.

The Company, on behalf of the Funds, has entered into an administration agreement (the “Administration Agreement”) with BNY Mellon, a subsidiary of The Bank of New York Mellon Corporation. Under the Administration Agreement, the Company pays BNY Mellon an administration fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the aggregate average daily net assets of the Funds, allocated according to each Fund’s net assets:

	Up to $1 Billion	Between $1 Billion and $5 Billion	Between $5 Billion and $10 Billion	Exceeding $10 Billion
Administration Fees	0.0300%	0.0180%	0.0100%	0.0090%
Accounting Fees	0.0075%	0.0060%	0.0050%	0.0040%

BNY Mellon, serves as the Funds’ custodian pursuant to a custody agreement. BNY Mellon Investment Servicing (US) Inc., a subsidiary of The Bank of New York Mellon Corporation, serves as the Funds’ transfer agent.

AMG Distributors, Inc., an affiliate of the Investment Adviser, serves as the distributor to the Funds. The Investment Adviser pays all distribution-related expenses. No distribution fees are paid by the Funds.

At September 30, 2022, excluding unaffiliated platforms that hold shares of the Funds via omnibus accounts, the Funds are aware of one shareholder who owned 10.5% of International Value Fund II – Currency Unhedged’s outstanding shares; three shareholders who collectively owned 34.7% of Value Fund’s outstanding shares; and two shareholders who collectively owned 21.3% of Worldwide High Dividend Yield Value Fund’s outstanding shares. Significant transactions by these shareholders could have an impact on each respective Fund.

4. Securities Transactions

The 1940 Act defines “affiliated companies” to include securities in which a fund owns 5% or more of the outstanding voting shares of an issuer. The following chart lists the issuers owned by International Value Fund that may be deemed “affiliated companies,” as well as transactions that occurred in the securities of such issuers during the six months ended September 30, 2022:

Shares Held at 3/31/22	Name of Issuer†	Value at 3/31/22	Purchase Cost	Sales Proceeds	Value at 9/30/22	Shares Held at 9/30/22	Dividend Income 4/1/22 to 9/30/22	Net Realized Gain (Loss) 4/1/22 to 9/30/22	Change in Net Unrealized Depreciation 4/1/22 to 9/30/22
251,390	Lassonde Industries, Inc., Class A	$28,702,396	$—	$—	$19,892,751	251,390	$271,787	$—	$(8,809,645)
68,178	Phoenix Mecano AG	28,955,728	—	—	20,968,113	68,178	847,327	—	(7,987,615)
		$57,658,124	$—	$—	$40,860,864		$1,119,114	$—	$(16,797,260)

† Issuer countries: Canada and Switzerland, respectively.

Notes to Financial Statements (Unaudited)

None of the other Funds owned 5% or more of the outstanding voting shares of any issuer.

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended September 30, 2022, are as follows:

	International Value Fund	International Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Purchases	$450,132,939	$25,504,381	$43,342,542	$5,079,470
Sales	$361,779,769	$57,980,927	$37,052,642	$7,754,957

5. Capital Stock

The Company is authorized to issue 2.0 billion shares of $0.0001 par value capital stock, of which 600,000,000, 600,000,000, 400,000,000 and 400,000,000 shares have been designated as shares of International Value Fund, International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively. Changes in shares outstanding were as follows:

	Six Months Ended September 30, 2022		Year Ended March 31, 2022

International Value Fund	Shares	Amount	Shares	Amount
Sold	11,325,800	$300,369,012	22,490,002	$ 670,012,086
Reinvested	—	—	17,304,813	493,187,163
Redeemed	(17,660,014)	(467,415,594)	(34,000,476)	(1,015,307,665)
Net Decrease	(6,334,214)	$(167,046,582)	5,794,339	$147,891,584

International Value Fund II – Currency Unhedged	Shares	Amount	Shares	Amount
Sold	1,856,388	$28,367,489	4,671,606	$78,851,422
Reinvested	—	—	279,644	4,616,915
Redeemed	(4,191,680)	(62,209,610)	(2,866,443)	(48,010,071)
Net Increase (Decrease)	(2,335,292)	$(33,842,121)	2,084,807	$35,458,266

Value Fund	Shares	Amount	Shares	Amount
Sold	238,027	$4,251,566	939,346	$18,730,742
Reinvested	—	—	2,438,808	46,776,331
Redeemed	(531,387)	(9,553,158)	(1,250,676)	(25,720,816)
Net Decrease	(293,360)	$(5,301,592)	2,127,478	$39,786,257

Worldwide High Dividend Yield Value Fund	Shares	Amount	Shares	Amount
Sold	236,399	$1,346,575	725,038	$5,318,233
Reinvested	223,870	1,280,536	2,669,981	17,407,626
Redeemed	(1,342,302)	(7,759,603)	(4,624,089)	(35,494,692)
Net Decrease	(882,033)	$(5,132,492)	(1,229,070)	$(12,768,833)

6. Income Tax Information

As of March 31, 2022, International Value Fund II – Currency Unhedged had a short-term capital loss carryforward of $24 and a long-term capital loss carryforward of $10,331,243, which under current federal income tax rules may be available to reduce future net realized gains on investments in any future period to the extent permitted by the Code. Utilization of this capital loss carryforward could be subject to limitations imposed by the Code related to share ownership changes.

As of September 30, 2022, the aggregate cost of securities in each Fund’s portfolio for federal tax purposes is as follows:

International Value Fund	$3,686,269,174
International Value Fund II – Currency Unhedged	$383,217,341
Value Fund	$266,070,674
Worldwide High Dividend Yield Value Fund	$57,877,841

Notes to Financial Statements (Unaudited)

The aggregate gross unrealized appreciation/depreciation and net unrealized appreciation as computed on a federal income tax basis at September 30, 2022 for each Fund is as follows:

	Gross Appreciation	Gross Depreciation	Net Appreciation (Depreciation)
International Value Fund	$1,968,923,550	$(613,321,983)	$1,355,601,567
International Value Fund II – Currency Unhedged	79,719,707	(80,744,052)	(1,024,345)
Value Fund	131,595,051	(39,149,985)	92,445,066
Worldwide High Dividend Yield Value Fund	14,127,577	(11,107,730)	3,019,847

7. Foreign Securities and Certain Other Risks

Investing in foreign securities involves additional risks beyond those associated with investing in U.S. securities. These risks, which are more pronounced in emerging markets, include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country); costs incurred in conversions between currencies; non-negotiable brokerage commissions; less publicly available information; not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting; lower trading volume and/or liquidity; delayed settlements; greater market volatility; the difficulty in enforcing obligations and contractual and other rights; less securities regulation; different tax provisions (including withholding on interest and dividends paid to a Fund), less well established contract law; war, seizure, political and social instability and diplomatic developments.

Each Fund may invest in securities of Chinese issuers. Investments in securities of companies domiciled in the People’s Republic of China (“China”) involve a high degree of risk and special considerations not typically associated with investing in other foreign or emerging securities markets. Such heightened risks include, among others: (a) military conflicts; (b) an authoritarian government, which, despite reforms and privatizations of companies in certain sectors, still exercises substantial influence over many aspects of the private sector, resulting in risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested; (c) less regulatory oversight of issuers, brokers and other market participants; (d) currency risks associated with the Chinese Renminbi, including possible liquidity disruptions and the interference with conversion rights; (e) tax rules; (f) less rigorous accounting, auditing and financial reporting standards and practices than international accounting standards, which may result in significant differences in the preparation of financial statements; and (g) to the extent investments are made through Stock Connect, a program that allows non-Chinese investors to invest in Chinese stocks and China A-Shares, substantial limitations imposed by the program, including, among other things, market wide quota limitations, new technologies risks, bans on day-trading, different trading holidays, and the sudden loss of a security’s eligibility to trade in the program.

The consequences of the conflict between Russia and Ukraine, including international sanctions, the potential impact on inflation and increased disruption to supply chains may impact the Funds’ portfolio companies, result in an economic downturn or recession either globally or locally in the U.S. or other economies, reduce business activity, spawn additional conflicts (whether in the form of traditional military action, reignited “cold” wars or in the form of virtual warfare such as cyberattacks), with similar and perhaps wider ranging impacts and consequences and have an adverse impact on the Funds’ returns and net asset value.

Each Fund invests a significant portion of its assets in securities of issuers located in Europe. The European financial markets have experienced, and may continue to experience, severe economic and financial difficulties, including risks associated with high levels of debt and negative interest rates. Among other things, these developments have adversely affected the value and exchange rate of the Euro and other currencies, and may continue to significantly affect the economies of European countries, which in turn may have a material adverse effect on the Funds’ investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain European countries, particularly to the extent a Fund does not hedge its exposure to foreign currency.

Actions taken by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union, in the future, which would have significant implications and could negatively affect the value and liquidity of the Funds’ investments.

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic has significantly impacted the global economy, individual companies, and financial markets in general and throughout the world, and has created significant uncertainty. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 will impact each Fund’s normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict.

Notes to Financial Statements (Unaudited)

8. Derivative Instruments

During the six months ended September 30, 2022, International Value Fund and Value Fund had derivative exposure to forward foreign currency exchange contracts. The primary underlying risk exposure for these derivatives is foreign currency risk. International Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund had no exposure to derivatives. For open contracts at September 30, 2022, see the Portfolio of Investments.

The following summarizes the volume of the International Value and Value Funds’ forward foreign currency exchange contract activity during the six months ended September 30, 2022:

	International Value Fund	Value Fund
Average Notional Amount	$(3,078,568,695)	$(150,736,077)
Notional Amount at September 30, 2022	$(3,013,579,073)	$(146,339,626)

The following table presents the value of derivatives held as of September 30, 2022, by their respective location on the Statements of Assets and Liabilities:

Statement of Assets and Liabilities

Derivative	Assets Location	International Value Fund	Value Fund
Forward exchange contracts	Unrealized appreciation of forward exchange contracts	$265,839,687	$13,694,482

Derivative	Liabilities Location	International Value Fund	Value Fund
Forward exchange contracts	Unrealized depreciation of forward exchange contracts	$6,086,941	$131,961

The following table presents the effect of derivatives on the Statements of Operations for the six months ended September 30, 2022:

Statement of Operations

Derivative	Location	International Value Fund	Value Fund
Forward exchange contracts	Net realized gain (loss) on forward exchange contracts	$154,418,955	$7,733,861

Derivative	Location	International Value Fund	Value Fund
Forward exchange contracts	Net change in unrealized appreciation (depreciation) of forward exchange contracts	$193,909,042	$9,537,053

For financial reporting purposes, the Funds do not offset assets and liabilities across derivative types that are subject to master netting arrangements on the Statements of Assets and Liabilities.

The following table presents derivative assets net of amounts available for offset under a master netting agreement and any related collateral received by the Fund for forward currency contracts as of September 30, 2022:

Counterparty	Derivative Assets – Gross(a)	Derivatives Available for Offset	Collateral Received	Derivative Assets – Net(b)
International Value Fund
BNY	$33,647,466	$5,549,171	$—	$28,098,295
JPM	70,898,277	80,323	5,010,000	65,807,954
NTC	57,550,945	454,556	—	57,096,389
SSB	103,742,999	2,891	8,190,305	95,549,803
Total	$265,839,687	$6,086,941	$13,200,305	$246,552,441

Value Fund
BNY	$2,844,230	$14,896	$—	$2,829,334
JPM	4,757,556	51,406	800,000	3,906,150
NTC	2,856,911	255	—	2,856,656
SSB	3,235,785	65,404	—	3,170,381
Total	$13,694,482	$131,961	$800,000	$12,762,521

The following table presents derivative liabilities net of amounts available for offset under a master netting agreement and any related collateral posted by the Fund for forward currency contracts as of September 30, 2022:

Counterparty	Derivative Liabilities – Gross(a)	Derivatives Available for Offset	Collateral Posted	Derivative Liabilities – Net(c)
International Value Fund
BNY	$5,549,171	$5,549,171	$—	$—
JPM	80,323	80,323	—	—
NTC	454,556	454,556	—	—
SSB	2,891	2,891	—	—
Total	$6,086,941	$6,086,941	$—	$—

Value Fund
BNY	$14,896	$14,896	$—	$—
JPM	51,406	51,406	—	—
NTC	255	255	—	—
SSB	65,404	65,404	—	—
Total	$131,961	$131,961	$—	$—

(a)	As presented in the Statement of Assets and Liabilities.
(b)	Net amount represents the net receivable due from counterparty in the event of default.
(c)	Net amount represents the net payable due to counterparty in the event of default.

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

Notes to Financial Statements (Unaudited)

9. Committed Line of Credit

The Company, acting on behalf of and for the account of each Fund, has entered into a line of credit agreement with BNY Mellon (the “Credit Agreement”) that established a revolving credit facility of $75,000,000 (the “Facility”) that may be used by the Funds for certain temporary or emergency purposes, including the meeting of redemption requests. Each Fund pays a commitment fee of 0.25% per annum on its pro rata share of the unused portion of the committed line. The interest rate on borrowing under the Credit Agreement is the higher of the Federal Funds Effective Rate or the secured overnight financing rate (SOFR) plus applicable margin of 1.25%. The Facility has a 364-day term currently in effect through March 22, 2023.

During the six months ended September 30, 2022, none of the Funds borrowed under the Credit Agreement.

10. Indemnifications

Under the Company’s organizational documents, its directors and officers are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the course of business, the Company enters into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Investment Adviser believes the risk of loss under these arrangements to be remote.

Other Information (Unaudited)

1. Investment in the Funds by Managing Directors and Employees of the Investment Adviser

As of September 30, 2022, the current and retired managing directors and their families, as well as employees of the Investment Adviser, have approximately $133.9 million, $6.3 million, $78.1 million and $6.1 million of their own money invested in International Value Fund, International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

2. Portfolio Information

The Company files each Fund’s complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Company’s Part F of Form N-PORT is available on the SEC’s website at www.sec.gov.

3. Proxy Voting Information

The policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities held by the Funds are included in the Company’s Statement of Additional Information, which is available without charge and upon request by calling the Funds at 800-432-4789, by visiting the Funds’ website at www.tweedy.com, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, at www.sec.gov or on the Funds’ website at www.tweedy.com/research/compliance.php.

4. Advisory Agreement

Approval of the Renewal of the Investment Advisory Agreement for Each Fund

On May 17, 2022, the Board of Directors (the “Board”) of Tweedy, Browne Fund Inc. (the “Company”), including a majority of the Independent Directors, approved the renewal of the Investment Advisory Agreements (the “Advisory Agreements”) between Tweedy, Browne Company LLC (“Tweedy, Browne” or the “Adviser”) and the Company on behalf of the Tweedy, Browne International Value Fund (the “International Value Fund”), the Tweedy, Browne Value Fund (the “Value Fund”), the Tweedy, Browne Worldwide High Dividend Yield Value Fund (the “Worldwide High Dividend Yield Value Fund”) and the Tweedy, Browne International Value Fund II – Currency Unhedged (the “International Value Fund II”) (each a “Fund” and collectively, the “Funds”) for an additional one-year term. In considering whether to approve the continuation of the Advisory Agreements, the Board reviewed materials provided for its evaluation, and the Independent Directors were advised by independent legal counsel with respect to these and other relevant matters. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

A.	Information Received

In considering whether to approve the renewal of the Advisory Agreements, the Board took into account the written materials, oral presentations and other information received throughout the year and carefully reviewed the specific materials provided in advance of the meeting, which included a Memorandum from independent legal counsel regarding the duties and standards of review in connection with the consideration of the continuation of the Advisory Agreements; a narrative discussion prepared by Tweedy, Browne describing factors relevant to the 2022 contract renewal process; comparative information regarding the performance, fees and expense ratios of the Funds (including breakpoint and expense limitation agreements); information for several of Tweedy, Browne’s managed account performance composites; a sample report illustrating Tweedy, Browne’s extensive research process; fact sheets and performance histories for each of the Funds since inception; fee schedules; a memorandum from Management Practice, Inc. (“Management Practice”), a third party that specializes in advising mutual fund boards of directors on fund pricing and performance metrics that had been engaged by the Independent Directors to provide independent information regarding, among other things, the Funds’ performance and fee arrangements relative to certain industry peers; memoranda and related information from Tweedy, Browne concerning Tweedy, Browne’s brokerage practices and best execution policy; a description of key personnel of Tweedy, Browne; a profitability analysis of Tweedy, Browne; a Statement of Financial Condition for Tweedy, Browne; the Form ADV of Tweedy, Browne; and copies of the Advisory Agreements. The Board also considered information regarding Tweedy, Browne’s business continuity planning and remote operation during the ongoing COVID-19 pandemic. The Board examined the detailed materials provided by Tweedy, Browne for its evaluation, and the Independent Directors were advised by Dechert LLP, their independent legal counsel, and met in executive sessions, including on the day of the meeting, on two separate days leading up to the meeting, and throughout the year since the Board’s last consideration of the investment advisory agreements, at which no representatives of management were present with respect to these and other relevant matters.

B.	Nature, Extent and Quality of the Services Provided Under the Advisory Agreements

Among the factors considered by the Board as part of its review, the Board considered the nature, extent and quality of the services provided by Tweedy, Browne to the Funds. In examining Tweedy, Browne’s management of the Funds’ portfolios, the Board reviewed the narrative discussion provided by Tweedy, Browne, which includes a description of Tweedy, Browne’s fees, performance, research process and investment approach. The Board also considered comparative information regarding the Funds’ performance and fee

Other Information (Unaudited)

structures relative to certain industry peers prepared by Management Practice.

The Board assessed the variety of services provided by Tweedy, Browne to the Funds, including: the experience, reputation and skills of Tweedy, Browne management and staff; the extensive shareholder communications provided by Tweedy, Browne; “behind the scenes” services, such as those provided by Tweedy, Browne’s order desk, which seeks best execution for transactions effected on behalf of the Funds; monitoring of the Funds’ service providers and the performance in certain instances of shadowing functions; implementing and monitoring, as appropriate, business continuity planning matters related to the Funds and their service providers; monitoring of information with respect to corporate reorganizations involving portfolio companies; preparing the Funds’ semi-annual and annual reports to shareholders and the accompanying Adviser’s letters; monitoring of aspects of transfer agency services on a daily basis; assisting brokers, consultants, financial advisors, intermediaries and third-party administrators with questions or problems of an operational nature; integrating certain environmental, social, and governance (ESG) considerations into the investment and valuation processes; developing and enforcing procedures to monitor trading activity in the Funds; monitoring Schedule 13D-like filing requirements in the various foreign jurisdictions in which the Funds are currently invested; arranging for proxy voting of portfolio securities; qualifying the Funds as approved purchasers in certain foreign jurisdictions; where necessary, consulting with an outside accounting firm with respect to the proper treatment of corporate actions and accounting requirements; and actively monitoring and assessing valuation issues for the Funds. The Board noted the substantial personal investment by the members of the Adviser’s Investment Committee in the Funds, which may encourage an alignment of management’s interests with the interests of Fund shareholders. The Board also noted actions that have been or will be taken in the future by Tweedy, Browne to comply with various regulatory requirements, including consulting with outside accounting and law firms as needed in this regard.

In addition, the Board noted that Tweedy, Browne provides a variety of administrative services not otherwise provided by the Funds’ third-party service providers, including: overseeing elements of the calculation of the Funds’ net asset value; preparing Board reports; overseeing the preparation and submission of regulatory filings; overseeing and assisting in the annual audit of the Funds’ financial statements; maintaining the Funds’ website; assisting with the preparation and filing of the Funds’ tax returns; monitoring the registration of shares of the Funds under applicable federal and state securities laws; assisting in the resolution of accounting and legal issues; establishing and monitoring the Funds’ operating budgets; coordinating the approval, review and processing of payment of the Funds’ bills; assisting the Funds in, and otherwise arranging for, the payment of distributions and dividends; serving as the administrator of the Funds’ Liquidity Risk Management Program; communicating with the Funds’ shareholders with market commentary; participating in ongoing training and monitoring of BNY Mellon’s shareholder services representatives; and generally assisting each Fund in the conduct of its business. The Board also noted that certain officers and employees of Tweedy, Browne devote substantial time and effort to shareholder servicing efforts.

The Board discussed with management various issues relating to Tweedy, Browne’s ability to continue to provide high quality advisory and administrative services to the Funds, including staffing and personnel turnover, succession, long-term planning and contingency planning at Tweedy, Browne. In particular, the Board noted that the members of Tweedy, Browne’s Management Committee (Jay Hill, Tom Shrager, Bob Wyckoff and John Spears) have worked at Tweedy, Browne for between 19 and 48 years, that several long-serving employees of Tweedy, Browne have recently been promoted to the position of managing director, and that Tweedy, Browne generally maintained a consistent management approach that was facilitated by the very low personnel turnover at the firm. The Board considered previous industry awards and nominations received by Tweedy, Browne. The Board discussed with management the efforts of Tweedy, Browne to establish and implement succession plans for management.

In considering Tweedy, Browne’s services in managing the Funds’ portfolios and overseeing all aspects of the Funds’ business, the Board concluded that Tweedy, Browne was providing essential services to the Funds and that Tweedy, Browne likely will continue to be in a position to do so for the long-term.

C.	Investment Performance

The Board carefully scrutinized each Fund’s performance, both in absolute terms and relative to the various benchmarks against which the Funds were compared. To help evaluate each Fund’s relative peer performance, the Board considered the performance information as of February 28, 2022 contained in the Management Practice memorandum as well as the performance information prepared by Tweedy, Browne as of February 28, 2022 and March 31, 2022. The Board weighed the performance each Fund achieved in light of each Fund’s investment objective, strategies and risks as disclosed to investors in the Company’s registration statement.

With respect to the International Value Fund, the Board considered the Adviser’s analysis that the Fund, notwithstanding certain periods of disappointing performance, had exhibited excellent absolute and relative performance; that the Fund’s annualized rate of return was 8.67% (net of all fees and expenses) from its inception through March 31, 2022; and that the Fund’s annualized rate of return had exceeded the annualized returns of the MSCI

Other Information (Unaudited)

EAFE Index (Hedged to U.S. $) by 2.26% and the MSCI EAFE Index (in U.S. $) by 3.30% for that period.1 The Board took into account that the International Value Fund has a policy to seek to hedge its perceived non-U.S. currency exposure, to the extent practicable, back to the U.S. dollar, and thus considered the Fund’s total returns against the returns of its primary benchmark, the MSCI EAFE Index (Hedged to U.S. $), noting that the Fund outperformed that index as of March 31, 2022 for the 15-year, 20-year and since inception periods. The Board also considered that the International Value Fund had underperformed the MSCI EAFE Index (Hedged to U.S. $) for the 1-year, 3-year, 5-year, and 10-year periods ended March 31, 2022. The Board took into account that the International Value Fund outperformed the MSCI EAFE Index (Hedged to U.S. $) year-to-date through March 31, 2022 by 0.24% and outperformed the MSCI EAFE Index (in U.S.$) during the same period by 2.64%. The Board also noted that the International Value Fund had outperformed the MSCI EAFE Index (Hedged to U.S. $) in 16 out of the last 28 calendar years. The Board considered Tweedy, Browne’s analysis that, over the long-term, the International Value Fund had enjoyed favorable performance when compared to other funds in its peer group. In addition, the Board noted that for the past 3-year, 5-year and 10-year periods, the International Value Fund has been categorized as “Low Risk” by Morningstar’s Risk Ratings, which means it is in the top 10% of funds within its category with respect to lowest measured risk.

The Board took into account the fact that the International Value Fund closed to new investors in May 2005 and reopened in January 2008 when Tweedy, Browne believed that the economic landscape provided new investment opportunities and would offer attractive discounts from intrinsic value estimates. The Board noted that in 2012, the International Value Fund won The Street’s “Best Funds 2012” award winner in the category of International Core Stock.

The Board reviewed the Value Fund’s performance, including the Fund’s relative and absolute performance since its inception through March 31, 2022. The Board observed that the Fund’s annualized rate of return since its inception had been 7.94%, underperforming its primary benchmark, the MSCI World Index (Hedged to U.S. $) and a combined index of the S&P 500 Index and MSCI World Index (Hedged to U.S. $) (the “combined index”) by 0.42% and 1.13%,

1 Prior to 2004, information with respect to the MSCI EAFE Indexes was available at month end only; therefore, the since-inception performance of the MSCI EAFE Indexes quoted herein for the International Value Fund reflect performance from May 31, 1993, the closest month end to the International Value Fund’s inception date.

respectively, during that period.2 The Board also considered that the Fund had underperformed each of the MSCI World Index (Hedged to U.S. $) and combined index in each of the 1-year, 3-year, 5-year, 10-year, 15-year, 20-year, and since inceptions periods ended March 31, 2022. The Board considered that the Fund outperformed the combined index year-to-date through March 31, 2022 by 2.22%.

The Board took into consideration the Adviser’s analysis that the Value Fund has exhibited good performance over the long-term and has withstood periods of relative underperformance. For example, the Board noted that in calendar year 2008, the Value Fund lost 24.37%, while the S&P 500 lost 37% and the MSCI World Index (Hedged to U.S. $) lost 38.45%. The Board noted that, during the bull market period from February 28, 2009 through December 31, 2019, the Fund returned 216%, versus the 306% return of the MSCI World Index (Hedged to U.S. $). The Board also noted that the Value Fund is currently characterized as “Below Average” risk by Morningstar’s Risk Ratings as of March 31, 2022. The Board noted that the Fund has a Morningstar risk score of “Below Average” for the 3-year and 5-year periods ending March 31, 2022, and a “Low” risk score for the 10-year period ended March 31, 2022. A risk score of “Low” means the Fund is in the top 10% of funds within Morningstar’s World Large Stock category in terms of low risk. The Board further noted that the Fund had closed to new investors in May 2005 and reopened to new investors in May 2007 following a change in the Fund’s investment strategy to permit holding more non-U.S. stocks, which afforded Tweedy, Browne greater flexibility in managing the Fund. Lastly, the Board noted that the Fund’s ability to hold up so well on a relative basis in 2008 qualified Tweedy, Browne for the “Manager of the Year” nomination by Morningstar.

The Board reviewed the performance of the High Dividend Yield Value Fund, taking into account that the Fund commenced operations on September 5, 2007. The Board noted that since the High Dividend Yield Value Fund’s inception date, on a cumulative basis, the Fund has gained 82.58% versus a gain of 161.58% for the Fund’s index, the MSCI World Index (in U.S. $). The Board noted that the High Dividend Yield Value Fund had modestly underperformed the MSCI World High Dividend Yield Index (in U.S. $) since the Fund’s inception. The Board observed that the Fund outperformed the MSCI World Index (in U.S. $) by 1.37% and lagged the MSCI World High Dividend Yield Index (in U.S. $) by 4.01% year-to-date through March 31, 2022. The Board then considered the long-term performance history of Tweedy, Browne’s Global High Dividend Strategy, which has been implemented by Tweedy,

2 Prior to 2004, information with respect to the MSCI World Indexes used was available at month end only; therefore, the since-inception performance of the MSCI World Indexes quoted herein for the Value Fund reflects performance from November 30, 1993, the closest month end to the Value Fund’s inception date.

Other Information (Unaudited)

Browne since 1979 and on which the High Dividend Yield Value Fund’s investment strategy is based. Since its inception in 1979 through March 31, 2022, the Global High Dividend Strategy has compounded at an annualized rate of return of 11.15% (net of actual and hypothetical fees), which has slightly underperformed the combined S&P 500/MSCI World Index by 0.24% on an annualized basis over the period. The Board observed that Tweedy, Browne’s Global High Dividend Strategy has performed well in down market years, noting that the strategy had outperformed the S&P 500 in six out of seven down market years that have occurred since its inception. The Board noted that the Fund has a Morningstar risk score of “Average” for the 3-year period ending March 31, 2022, and a “Below Average” risk score for the5-year and 10-year periods ended March 31, 2022. The Board also acknowledged the Adviser’s analysis of the Fund’s defensive characteristics.

The Board examined the performance of the International Value Fund II, noting that the Fund commenced operations on October 26, 2009. The Board considered that the International Value Fund II has performed well over the long-term on an absolute basis since its inception through March 31, 2022, gaining cumulative returns of 91.18%. The Board observed that the cumulative returns of the MSCI EAFE Index (in U.S. $) for the period had been 93.96%. The Board noted that the Fund’s annualized rate of return from inception through March 31, 2022 was 5.35% as compared to 5.47% for the MSCI EAFE Index (in U.S. $). The Board then reviewed the Fund’s performance and compared it with the performance of the International Value Fund, which follows the same principal investment strategy as the International Value Fund II except that it does not seek to reduce its perceived currency risk through hedging. The Board acknowledged that Tweedy, Browne’s unhedged international separate accounts (the “Unhedged International Equity Composite”) provide substantive information about the ability and quality of Tweedy, Browne’s management team and justification for the management of another international fund without a currency hedge. The Board noted that while short-term performance of the International Value Fund II may vary considerably from that of the International Value Fund due to currency fluctuations, portfolio holdings and other factors, the long-term performance of the Funds is expected to be similar.

In addition, the Board noted that the long-term performance of the International Value Fund II should correlate to the performance of the Unhedged International Equity Composite. The Board considered that the Unhedged International Equity Composite has exhibited both good absolute and relative performance since inception on June 30, 1995. Tweedy, Browne’s Unhedged International Equity Composite’s annualized rate of return of 8.0% (net of fees) since inception through March 31, 2022 exceeded relevant indices (in U.S. $). In contrast, the MSCI EAFE Index (in U.S. $) had an annualized return of 5.2% for the same period.

The Board noted that although the Unhedged International Equity Composite has historically exhibited positive returns during positive market periods, the Unhedged International Equity Composite’s relative results are significantly better for the down markets that occurred in 2000, 2001, 2002, 2008, 2011 and 2018. The Board acknowledged that Tweedy, Browne’s Unhedged International Equity Composite underperformed during the down-market years of 2014 and 2015. The Board also considered that while the International Value Fund II underperformed during the down-market year of 2015, it had outperformed during the down-market years of 2011, 2014 and 2018. In addition, the Board noted that the Fund has a Morningstar risk score of “Average” for the 3-year period ending March 31, 2022, a “Below Average” risk score for the 5-year period ended March 31, 2022 and a “Low” risk score for the 10-year period ended March 31, 2022.

In addition, the Board reviewed other metrics contained in the Management Practice memorandum relevant to the Funds’ performance. These metrics included performance volatility, Active Share and R-squared scores, portfolio turnover rates, brokerage commission expenses, and tax efficiency. The Board considered the results for each Fund relative to its respective industry peer group for each of these metrics.

D.	Advisory Fees and Total Expenses

The Board reviewed the advisory fees and total expenses of the Funds. In so doing, the Board reviewed several sets of information, including comparative fee and expense data for (i) comparable funds and the fees associated with Tweedy, Browne’s management of non-fund accounts and (ii) industry peers, which was compiled by Management Practice. The Board noted that the Adviser has approximately 267 separate client relationships, including partnerships and offshore funds. The Board considered that the Adviser generally charges private accounts (i) 1.50% on the first $25 million and 1.25% thereafter annually based on the market value of equity assets for domestic separate account portfolios; (ii) 1.50% on the market value of equity assets for international and global separate account portfolios; and (iii) 1.25% on the market value of equity assets for global high dividend separate accounts; and that institutional accounts are charged lower fees. The Board also considered that the Adviser generally gives a 10% discount for eleemosynary accounts invested in any strategy. The Board noted that there is no charge on cash reserves. The Board further noted that there is a standard fee rate of 1.25% for the Investor share class of the Adviser’s offshore funds, including cash reserves, and noted the voluntary fee waiver arrangement in place with respect to the offshore funds. With respect to two notable account exceptions to the standard fee rates for which the Adviser charges a lower fee, the Board noted that the two accounts are distinguishable from the Funds by the difference in the level of services required to manage and administer the accounts, and that these efficiencies are not available in the

Other Information (Unaudited)

management of the Funds. In addition to these efficiencies, the Board further noted that one of these two accounts employs an investment strategy that is distinguishable and significantly less demanding than that employed in the management of other separately managed accounts and the Funds.

The Board considered that Tweedy, Browne implemented a breakpoint into the fee schedule of the International Value Fund effective October 2017, so that the Fund pays Tweedy, Browne a fee of 1.25% on the first $10.3 billion of the Fund’s daily net assets and 0.75% thereafter, in order to help make the Fund more competitive in today’s market environment and share savings resulting from economies of scale, if any, with Fund shareholders. The Board also considered that, since May 22, 2020, Tweedy, Browne had agreed to voluntarily waive advisory fees such that the International Value Fund would pay Tweedy, Browne a fee at the annual rate of 1.25% on the first $6 billion of the Fund’s average daily net assets; 0.80% on average daily net assets over $6 billion up to $7 billion; 0.70% on average daily net assets over $7 billion up to $8 billion; and 0.60% on average daily net assets over $8 billion. The Board noted that this fee waiver arrangement may not be terminated prior to the close of business on July 31, 2023 without the approval of the Board. The Board also considered that the International Value Fund II, the Value Fund and the High Dividend Yield Value Fund each pay Tweedy, Browne a fee of 1.25% of the Fund’s average daily assets and that Tweedy, Browne implemented a voluntary fee waiver/expense reimbursement effective December 1, 2017, with respect to these Funds to the extent necessary to keep each Fund’s expense ratio in line with that of the International Value Fund in order to make these Funds more competitive as they grow their assets (each Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded for purposes of this calculation). The Board noted that this voluntary fee waiver/expense reimbursement will remain in place until at least July 31, 2023 and may not be terminated earlier without the approval of the Board.

The Board noted Tweedy, Browne’s analysis that the 1.25% fee rate applicable to the International Value Fund II, the Value Fund and the first $10.3 billion in assets of the International Value Fund is 16.7% less than Tweedy, Browne’s standard beginning fee rate of 1.50% for most domestic, global and international separate account portfolios, and equal to Tweedy, Browne’s standard fee rate of 1.25% applicable to the international and global private funds (0.3125% quarterly) and the contractual rate applicable to the Investor share class of the offshore funds. The Board also observed that Tweedy, Browne’s 1.25% fee rate applicable to the High Dividend Yield Value Fund is equal to the standard fee rate charged to global high dividend private and offshore funds. The Board noted that institutional separately managed accounts invested in the global high dividend strategy are generally charged a fee of 0.85% on the first $100 million of invested equity and 0.75% on the remaining balance. The Board also noted that the rate charged to the High Dividend Yield Value Fund was higher than the weighted average fee on all of Tweedy, Browne’s global high dividend strategy separate accounts (other than eleemosynary accounts), assuming a 95% investment posture.

The Board noted the different services that Tweedy, Browne provides in exchange for fees from different kinds of clients. The Board observed that the Funds receive a variety of services from Tweedy, Browne that it generally does not provide, or provides to a more limited extent, to its separate account clients, such as providing personnel to act as officers or directors; providing support and preparing materials for periodic board meetings; providing shareholder support services; preparing public filings; monitoring daily cash flows, transactions and liquidity; managing dividends and distributions; overseeing third-party service providers and monitoring compliance with regulatory obligations under the Securities Act of 1933 and the Investment Company Act of 1940, as amended. In addition to the differences in services, the Board noted that serving as an investment adviser to the Funds carried with it a significantly higher liability profile than serving as an investment adviser to separate account clients in light of the regulatory framework for registered mutual funds. The Board considered that the difference in fees charged to the Funds and Tweedy, Browne’s other clients with similar investment mandates may be attributable in part to the kinds of services provided to the Funds.

The Board reviewed the narrative discussion provided by Tweedy, Browne that examined the Funds’ portfolio turnover rates and brokerage commission data. The Board considered that, as of February 28, 2022, the World Stock Fund Average3

3 Since April 28, 2017, the World Stock Fund Average is calculated by Tweedy, Browne based on data provided by Morningstar, and reflects average returns or portfolio turnover rates of all mutual funds in the Morningstar World Large Stock (including World Large Value, World Large Growth, and World Large Blend categories) and World Small/Mid Stock categories. Prior to April 28, 2017, the World Stock Fund Average was calculated by Morningstar. Funds in these categories typically invest in stocks throughout the world while maintaining a percentage of their assets (normally 20%—60%) invested in U.S. stocks. These funds may or may not be hedged to the U.S. dollar, which will affect reported returns. References to “World Stock Funds” or the “World Stock Fund Average” that predate April 28, 2017 are references to Morningstar’s World Stock Funds and World Stock Fund Average, respectively, while references to World Stock Funds and the World Stock Fund Average for the period beginning April 28, 2017 refer to the World Stock Funds and World Stock Fund Average as calculated by Tweedy, Browne.

Other Information (Unaudited)

had a 43.32% annual portfolio turnover rate and the Foreign Stock Fund Average4 had a 49.72 portfolio turnover rate. The Board noted that the International Value Fund’s portfolio turnover rate was 10%, and the Value Fund’s portfolio turnover rate was 20% for the fiscal year ended March 31, 2022. The Board also noted that the High Dividend Yield Value Fund’s average annual portfolio turnover rate was 16%, and the International Value Fund II’s average annual portfolio turnover rate was 8% for the fiscal year ended March 31, 2022.

Turning its attention to comparative fund fee information, the Board noted at the outset that although the Funds pay higher investment advisory fees than certain other peer funds, the Funds’ overall expense ratios were competitive with peer funds, especially in light of the Funds’ performance and investor services. The Board noted that the International Value Fund’s net expense ratio (as reflected in the Fund’s financial statements) of 1.34% as of March 31, 2022, was 29 basis points higher than the average net expense ratio of the Foreign Stock Fund Average and 16 basis points higher than the average net expense ratio of the Fund’s perceived competitors. The Board observed that the Fund’s net expense ratio was 3 basis points lower than the previous year.

The Board considered the comparative fee data regarding the International Value Fund II and noted that the Fund’s net expense ratio (as reflected in the Fund’s financial statements) was 1.34% as of March 31, 2022, which is 29 basis points higher than the average net expense ratio of the Foreign Stock Fund Average and 16 basis points higher than the average net expense ratio of the Fund’s perceived competitors, based on data from Morningstar. The Board observed that the Fund’s net expense ratio was 3 basis points lower than the previous year.

The Board examined the comparative fee data regarding the Value Fund and noted that the Fund’s net expense ratio (as reflected in the Fund’s financial statements) was 1.34%

4 September 30, 2003, the Foreign Stock Fund Average is calculated by Tweedy, Browne based on data provided by Morningstar and reflects average returns or portfolio turnover rates of all mutual funds in the Morningstar Foreign Large-Value, Foreign Large-Blend, Foreign Large-Growth, Foreign Small/Mid-Value, Foreign Small/Mid-Blend, and Foreign Small/Mid-Growth categories. Funds in these categories typically invest in international stocks and have less than 20% of their assets invested in U.S. stocks. These funds may or may not be hedged to the U.S. dollar, which will affect reported returns. References to “Foreign Stock Funds” or the “Foreign Stock Fund Average” that predate September 30, 2003 are references to Morningstar’s Foreign Stock Funds and Foreign Stock Fund Average, respectively, while referrences to Foreign Stock Funds and the Foreign Stock Fund Average for the period beginning September 30, 2003 refer to Foreign Stock Funds and the Foreign Stock Fund Average as calculated by Tweedy, Browne.

(after waivers) as of March 31, 2022, which is 27 basis points higher than the average expense ratio of the World Stock Fund Average and 18 basis points higher than the average net expense ratio for the Fund’s perceived competitors, based on data from Morningstar. The Board observed that the Fund’s net expense ratio was 3 basis points lower than the previous year.

The Board considered comparative fee data regarding the High Dividend Yield Value Fund and noted that the Fund’s net expense ratio (as reflected in the Fund’s financial statements) was 1.34% as of March 31, 2022, which was 27 basis points higher than the average expense ratio of the World Stock Fund Average and 15 basis points higher than the average net expense ratio for the Fund’s perceived competitors, based on data from Morningstar. The Board observed that the Fund’s net expense ratio was 3 basis point lower than the previous year.

The Board also considered the Funds’ fee and expense arrangements relative to industry peer groups generated by Management Practice, which consist of funds with similar investment objectives, operating characteristics, and asset sizes as the Funds. The Board observed that each Fund exceeds the median advisory fee rate and net expense ratio of the respective Management Practice industry peer groups. The Board also noted that the non-advisory fees incurred by the Funds were lower than the median of the respective Management Practice industry peer groups.

The Board also engaged in a discussion with Tweedy, Browne regarding management’s overall pricing philosophy and business model as context for the Board’s consideration of the reasonableness of the Funds’ investment advisory fees.

E.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding Tweedy, Browne’s costs of providing services to the Funds, as well as the resulting level of profits to Tweedy, Browne. In so doing, the Board reviewed materials relating to Tweedy, Browne’s financial condition and reviewed the wide variety of services and intensive research performed for the Funds. The Board further noted that most of the Adviser’s employees work on Fund-related issues or projects on a regular basis. Pursuant to a Service Agreement approved annually by the Board, the Funds reimburse the Adviser for certain compliance, shareholder servicing and fund accounting services performed by three of these employees who are not officers or directors of the Company. The Board noted that the amount to be reimbursed, approximately $475,000 in 2022, is approved annually by the Board.

The Board considered materials regarding the profitability of Tweedy, Browne’s relationship with the Funds as a whole, and with each of the Funds separately. The Board considered the independent analysis of Tweedy, Browne’s

Other Information (Unaudited)

contractual management fees and the Funds’ net expenses contained in the Management Practice memorandum. The Board examined the net profitability of Tweedy, Browne and its profit margins for each Fund for the fiscal year ended March 31, 2022. The Board noted that as of March 31, 2022, the total assets under management of Tweedy, Browne had decreased compared to the previous year to approximately $12.1 billion, more than $7.4 billion of which represented the assets of the Funds. The Board acknowledged that, the Funds’ asset levels remained lower than they had been in recent years, which had resulted in lower revenues and profit for Tweedy, Browne over this period.

The Board took into account Tweedy, Browne’s research process and, in particular, Tweedy, Browne’s research with regard to non-U.S. securities. The Board considered Tweedy, Browne’s investment discipline for the International Value Fund, Value Fund and International Value Fund II with respect to smaller and medium market capitalization issues and noted that the cost of research per dollar of assets under management for those Funds is likely higher than it would be for an investment adviser that invests in concentrated positions and/or only in larger market capitalization companies.

The Board considered whether economies of scale exist that may be shared with the Funds’ investors, given the Funds’ asset levels and expense structures. The Board recognized that economies of scale may be shared with the Funds in a number of ways, including, for example, through lower initial advisory fees (i.e., pricing at scale since inception), the imposition of advisory fee breakpoints, fee reductions or waivers and the continued enhancement of advisory and administrative services of the investment adviser and specifically with respect to those services provided to the Funds in return for fees paid. The Board acknowledged that Tweedy, Browne implemented a contractual breakpoint in the advisory fee schedule of the International Value Fund, a voluntary fee waiver agreement with respect to the International Value Fund through at least July 31, 2023, and a voluntary fee waiver/expense reimbursement agreement with respect to the International Value Fund II, the Value Fund and the High Dividend Yield Value Fund effective through at least July 31, 2023. The Board considered that, although the contractual breakpoint for the International Value Fund was not in effect at current asset levels, the fee waiver arrangement was in effect and had resulted in a waiver of 4 basis points for the year ended March 31, 2022. The Board noted that the breakpoint and fee waiver arrangement could have the effect of further reducing the Fund’s total expense ratio if its assets were to increase. The Directors noted that breakpoint schedules can reverse when assets decline, leading to higher fees for fund shareholders when markets decline or assets leave a fund complex. The Board observed that the International Value Fund’s assets were below the first contractual breakpoint of $10.3 billion and could fluctuate above or below the breakpoint depending on asset flows and investment performance, but noted that the assets were above the first threshold for the voluntary waiver as of March 31, 2022. Additionally, the Board recognized Tweedy, Browne’s view that its investment discipline and extensive research process for broadly diversified groups of companies in approximately 21 different countries (including the U.S.) is likely not as conducive to economies of scale that would be potentially realizable in the management of other large pools of capital invested exclusively in large market capitalization stocks. With respect to the High Dividend Yield Value Fund, which is generally expected to have a higher proportion of large market capitalization holdings in its portfolio (because smaller capitalization companies usually do not pay above average dividends), the Board noted that Tweedy, Browne must still perform extensive research regarding companies that pay above-average dividends and that satisfy a different level of undervaluation than Tweedy, Browne requires for the other Funds. The Board considered that such research would therefore not be less intensive or less expensive than the research performed for the other three Funds. The Board also noted the continued enhancements made at the Adviser, including the Adviser’s approach to reinvesting in the important areas of the business that support the Funds, and the continued enhancements specifically to the services provided to the Funds. While the Board recognized that no changes to advisory fees or additional breakpoints were being proposed at this time, the Board noted that it would continue to evaluate whether the Funds’ asset levels and expense structures appropriately reflected economies of scale that could be shared with Fund investors.

After discussion, the Independent Directors concluded that the fees charged by Tweedy, Browne relative to its cost of providing services to the Funds are reasonable, fair and consistent with the results of an arm’s-length negotiation.

F.	Ancillary Benefits

Finally, the Board considered a variety of other benefits received by Tweedy, Browne as a result of its relationship with the Funds, including any benefits derived by Tweedy, Browne from soft dollar arrangements with broker-dealers. In particular, the Board considered materials concerning Tweedy, Browne’s brokerage and best execution policies. The Board also reviewed Tweedy, Browne’s policies and procedures prohibiting the use of brokerage commissions to finance the distribution of Fund shares.

Other Information (Unaudited)

G.	Conclusion

After taking into consideration a number of matters relating to Tweedy, Browne’s relationship with the Funds, the Independent Directors concluded that Tweedy, Browne was providing essential services and high quality personnel to the Funds and that Tweedy, Browne likely will continue to be in a position to do so for the long-term; the nature, extent and quality of the services provided by Tweedy, Browne have benefited and likely will continue to benefit the Funds and their shareholders; they were satisfied with each Fund’s performance and Tweedy, Browne’s performance record in managing the Funds warranted the continuation of the Advisory Agreements; and the advisory fee for each Fund and Tweedy, Browne’s profitability from its relationship with each Fund is reasonable. The Independent Directors based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling. Accordingly, the Independent Directors unanimously recommended that the Board approve the continuation of the Advisory Agreements at the present contractual rates.

Tweedy, Browne Fund INC.

One Station Place
Stamford, CT 06902

p: 1-800-432-4789
w: www.tweedy.com

TB-SA-0922

One Station Place p: 1-800-432-4789 Stamford, CT 06902 w: www.tweedy.com TB-SA-0922

(b)	The registrant has not yet relied upon Rule 30e-3 of the Act.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tweedy, Browne Fund Inc.

By (Signature and Title)*	/s/ Thomas H. Shrager
Thomas H. Shrager, President (principal executive officer)

Date	November 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Thomas H. Shrager
Thomas H. Shrager, President (principal executive officer)

Date	November 18, 2022

By (Signature and Title)*	/s/ Roger R. de Bree
Roger R. de Bree, Treasurer (principal financial officer)

Date	November 18, 2022

* Print the name and title of each signing officer under his or her signature.